ALTAIR SMALLER

COMPANIES FUND

of The RBB Fund, Inc.

Prospectus

October 20, 2014

Investment Adviser:

Altair Advisers LLC

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SUMMARY SECTION
Altair Smaller Companies Fund	1
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISKS	7
MANAGEMENT OF THE FUNDS
Investment Adviser	10
Sub-Advisers	11
SHAREHOLDER INFORMATION
Pricing of Fund Shares	15
Market Timing	15
Purchase of Fund Shares	16
Redemption of Fund Shares	19
Dividends and Distributions	20
More Information About Taxes	20
Appendix A — Prior Performance of Similarly Advised Accounts	24
FOR MORE INFORMATION	Back Cover

i

SUMMARY SECTION

Investment Objective

The Altair Smaller Companies Fund (the "Fund") seeks capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares").

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that that you pay each year as a percentage of the value of your investment)

Management(1)	0.91%
Distribution (12b-1) Fees	None
Total Other Expenses(2)	0.29%
Total Annual Fund Operating Expenses	1.20%

(1)  The Fund is currently only available to clients of the Fund's investment adviser, Altair Advisers LLC (the "Adviser") and to other investors at the Fund's discretion. Investors in the Fund who are also clients of the Adviser will incur additional fees based on the total assets of the client under management with the Adviser. The Adviser does not receive a separate management fee from the Fund, although the Adviser is reimbursed for out-of-pocket expenses in connection with its compliance monitoring of Fund trading, up to 0.01% of the Fund's average daily net assets. The management fee shown above reflects the maximum aggregate fees to be paid by the Fund to the Sub-Advisers for the first fiscal year, plus anticipated reimbursements to the Adviser for out-of-pocket expenses. Investors in the Fund who are also clients of the Adviser should review the information provided separately by the Adviser for a discussion of fees and expenses charged by the Adviser.

(2)  Total other expenses are based on estimated amounts for the first fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$122	$381

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including borrowing for investment purposes) in equity securities of small or micro-cap companies. Small or micro-cap companies are generally considered to be those whose market capitalization are, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell Microcap Index ($30 million to $884 million as of September 30, 2014), the Russell 2000 Index ($169 million to $4.05 billion as of May 31, 2014), or the S&P SmallCap 600 Index ($100 million to $3.78 billion as of May 31, 2014). Securities of companies whose market capitalization no longer meet this definition after purchase may continue to be held by the Fund.

The Fund utilizes a "multi-manager" approach whereby the Fund's assets are allocated to one or more sub-advisers ("Sub-Advisers") in percentages determined at the discretion of the Fund's investment adviser, Altair Advisers LLC (the "Adviser"). The Adviser also monitors Sub-Adviser trading with the dual objectives of maximizing each Sub-Adviser's investment flexibility and assuring that the Fund as a whole complies with its investment restrictions. Otherwise, each Sub-Adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each Sub-Adviser must operate within the constraints of the Fund's investment objective and strategies and the particular investment restrictions applicable to that Sub-Adviser.

The Sub-Advisers will implement a number of different investment strategies and styles within the small and micro-cap universe. The Sub-Advisers will implement one or more of the following investment strategies summarized below:

•  Small or Micro-Cap Growth — A Sub-Adviser following a growth investment style is expected to invest primarily in small or micro-cap companies with consistent or accelerating growth in earnings, revenues, cash flow, and/or other financial metrics.

•  Small or Micro-Cap Value — A Sub-Adviser following a value investment style is expected to invest primarily in small or micro-cap companies that are out of favor and/or undervalued in comparison to their peers or their growth prospects.

•  Small or Micro-Cap Core — A Sub-Adviser following a core investment style is expected to invest in small or micro-cap companies that have both value characteristics and growth characteristics.

•  Tax Loss Harvesting — A Sub-Adviser following a tax loss harvesting style is expected to hold a portfolio of securities that will have a pre-tax return similar to the performance of the S&P SmallCap 600 Index. The Sub-Adviser will seek to generate strong-after tax returns by timing trades to avoid realizing capital gains and to harvest losses when possible. The Fund may use losses generated from the tax loss harvesting Sub-Adviser to offset gains from other Sub-Advisers.

The Fund's Sub-Advisers will invest primarily in equities and equity-related instruments of small and micro-cap companies. Equities and equity-related instruments include common stocks, preferred stocks, convertible securities, sponsored and unsponsored depositary receipts, warrants and rights. The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public. The Fund may also invest in companies that may experience unusual and possibly unique developments, or "special situations", which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company. The Sub-Advisers may also invest in real estate investment trusts ("REITs"), debt securities, and foreign securities (directly and through depository receipts).

Summary of Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money.

•  Equity Securities. The Fund is designed for investors who can accept the risks of investing in a portfolio with significant holdings of equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

•  Small and Micro-Cap Risk. The securities of small and micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some small and micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are mid and large cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Smaller company stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.

•  Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund's return may be adversely affected during a market downturn and when growth stocks are out of favor.

•  Value Stock Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund's return may be adversely affected during a market downturn and when value stocks are out of favor.

•  REIT Risk. REITs may be affected by economic forces and other factors related to the real estate industry. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.

•  Special Situations Risk. The Fund will seek to benefit from "special situations," such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the "special situation" might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer's securities and fail to produce gains or produce a loss for the Fund.

•  Non-Diversification Risk. The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its NAV and total returns may fluctuate or fall more than a diversified mutual fund.

•  Allocation Risk. The Fund's overall risk level will depend on the market sectors in which the Sub-Advisers are invested. Although the Fund will not concentrate in any industry, because the Fund may have significant weightings in a particular company, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, industry or market sector and may fluctuate more than that of a less focused fund.

•  Multi-Manager Dependence. The success of the Fund's investment strategy depends both on the Adviser's ability to select Sub-Advisers and to allocate assets to those Sub-Advisers and on each Sub-Adviser's ability to execute the relevant strategy and select investments for the Fund. The Sub-Advisers' investment styles may not always be complementary, which could affect the performance of the Fund and lead to higher transaction expenses as compared to a Fund using a single investment management style.

•  Sub-Adviser and Strategy Concentration Risk. Because the Adviser will not be subject to fixed limitations upon the amount of Fund assets that may be invested with a single Sub-Adviser or in a single investment strategy, the Fund may be more heavily exposed to the investment judgments of one or more Sub-Advisers or the possible increased risk of investing in a limited number of investment strategies.

•  Illiquid Securities. Certain securities, assets or markets can become illiquid at times and negatively impact the price of securities if the Fund were to sell during times of illiquidity.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

•  Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•  Convertible Securities. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Portfolio Turnover. The Adviser and Sub-Advisers will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Fund's investment objective and policies. Therefore, it is possible that the Fund may experience high rates of portfolio turnover. High portfolio turnover will cause the Fund to incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains.

•  New Adviser Risk. The Fund's Sub-Advisers may be newly-formed, newly registered with the SEC and/or have not previously managed a mutual fund. Accordingly, investors in the Fund bear the risk that a Sub-Adviser's inexperience may limit its effectiveness.

•  New Fund Risk. As a new Fund, there can be no assurance that the Fund will grow to or maintain an economically viable size.

Fund Performance

No performance information is available for the Fund because it had not commenced operations as of the date of this Prospectus. The Fund intends to evaluate its performance as compared to that of the Russell 2000® Index.

Management of the Fund

Investment Advisers and Sub-Advisers

Altair Advisers LLC, 303 W. Madison, Suite 600, Chicago, Illinois 60606, serves as investment adviser to the Fund. Aperio Group, Driehaus Capital Management LLC, Granite Investment Partners, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital LLC, and River Road Asset Management, LLC each serves as a Sub-Adviser to the Fund.

Portfolio Managers

	Title	Portfolio Manager of Fund since:
Altair Advisers LLC
Steven B. Weinstein	President, Chief Investment Officer	October 20, 2014
Jason M. Laurie	Managing Director	October 20, 2014
Bryan R. Malis	Managing Director	October 20, 2014
Michael J. Murray	Managing Director	October 20, 2014
Daniel L. Tzonev	Senior Consultant	October 20, 2014
Aaron D. Dirlam	Director of Research	October 20, 2014
Aperio Group
Patrick Geddes	Partner, Chief Executive Officer	October 20, 2014
Ran Lesham	Chief Investment Officer	October 20, 2014
Robert Tymoczko	Manager of Portfolio Trading and Analytics	October 20, 2014
Driehaus Capital Management LLC
Jeffrey James	Portfolio Manager	October 20, 2014
Michael Buck	Assistant Portfolio Manager	October 20, 2014
Granite Investment Partners, LLC
Jeffrey J. Hoo, CFA	Lead Portfolio Manager	October 20, 2014
Peter O. Lopez	Co-Portfolio Manager	October 20, 2014
Joshua D. Shaskan, CFA	Co-Portfolio Manager	October 20, 2014

	Title	Portfolio Manager of Fund since:
Pacific Ridge Capital Partners, LLC
Mark D. Cooper, CFA	President, Senior Portfolio Manager	October 20, 2014
Dominic R. Marshall, CFA	Senior Portfolio Manager	October 20, 2014
Pier Capital LLC
Jan Parsons	Managing Director, Chief Investment Officer	October 20, 2014
Alexander Yakirevich	Portfolio Manager	October 20, 2014
River Road Asset Management, LLC
R. Andrew Beck	President, Chief Executive Officer, Senior Portfolio Manager	October 20, 2014
James Shircliff	Co-Chief Investment Officer	October 20, 2014
J. Justin Akin	Portfolio Manager	October 20, 2014

Purchase and Sale of Fund Shares

There is no minimum investment amount for initial or subsequent investments. You can only purchase and redeem Shares of the Fund on days the New York Stock Exchange is open. Shares of the Fund are currently only available to new and existing clients of the Adviser and to other investors at the Fund's discretion. Shares may be purchased through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail:

Altair Smaller Companies Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9841
Providence, RI 02940-8042

Purchase By Wire:

Before sending any wire, call BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") at 1-844-261-6482 to confirm the current wire instructions for the Altair Smaller Companies Fund.

Redemption By Telephone:

Call the Transfer Agent at 1-844-261-6482.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or the Adviser may pay the intermediary for the sale of Fund shares and other related services. Ask your broker-dealer or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISKS

This section provides some additional information about the Fund's investments and certain portfolio management techniques that the Fund may use. More information about the Fund's investments and portfolio management techniques, and related risks, is included in the Statement of Additional Information ("SAI").

The Fund's investment objective is non-fundamental and may be changed by the Board of Directors of The RBB Fund, Inc. (the "Company") without the approval of the Fund's shareholders. However, as a matter of policy, the Fund would not materially change its investment objective without informing shareholders at least 60 days in advance of any such change.

Additional Information About the Fund's Principal Investments and Risks

Equity and Equity-Related Securities. The Fund invests in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts ("REITs"), and equity participations. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right's or warrant's expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. The number of issuers in the Fund's portfolio will vary over time.

Fixed Income Investments. The Fund may invest a portion of its assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The principal debt investments of the Fund will be fixed and floating rate securities with no reset terms.

The credit quality of securities held in the Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, the Fund treats the security as being rated in the higher rating category.

Foreign Securities. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or International Depositary Receipts ("IDRs"). Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

In addition, the Fund may invest in securities traded or denominated in foreign currencies and in multinational currencies such as the Euro. The Fund will value its securities and other assets in U.S. dollars. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Interest Rate Risk. During periods of rising interest rates, the market value of the Fund's fixed-income securities will tend to be lower than prevailing market interest rates. In periods of falling interest rates, the market value of the Fund's fixed-income securities generally will tend to be higher than prevailing market interest rates. Prices of longer-term fixed income securities are typically more sensitive to changes in interest rates than prices of shorter-term fixed-income securities.

Credit/Default Risk. The credit rating of an issuer or guarantor of a security in which the Fund invests may be lowered or an issuer or guarantor of a security or the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities' resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Convertible Securities Risk. Convertible securities have characteristics of both equity and fixed income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, the credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as "junk bonds," involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Portfolio Turnover. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund's performance.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. In response to such conditions, the Fund may also utilize derivatives, including purchasing put options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Broad-Based Securities Market Index.

The Russell 2000® Index is an unmanaged index that is comprised of the 2,000 smallest of the 3,000 largest U.S. domiciled corporations, ranked by market capitalizations. As of May 31, 2014, the minimum market capitalization of the Russell 2000® Index was $169 million and the largest stock was $4.05 billion. Please note that this information is as of a particular point in time and is subject to change.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The SAI is incorporated herein.

MANAGEMENT OF THE FUNDS

Investment Adviser

Altair Advisers LLC, a registered investment adviser located at 303 W. Madison, Suite 600, Chicago, Illinois 60606, provides investment advisory services to the Fund subject to the general supervision of the Company's Board of Directors. The Adviser was founded in June 2002.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund's discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund's investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for out-of-pocket expenses it incurs in connection with its compliance monitoring of Fund trading, up to 0.01% of the Fund's average daily net assets.

The Adviser has contractually agreed to reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, litigation, extraordinary items, interest or taxes) exceeds 1.35% of the average daily net assets of the Fund. This contractual limitation is in effect until at least October 20, 2015 and may not be terminated without Board approval. If at any time during the first three years the investment advisory agreement is in effect, the Fund's Total Annual Fund Operating Expenses for that year are less than 1.35%, the Adviser may recoup any waived or reimbursed amounts from the Fund if such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board of Directors. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The investment team consists of Steven B. Weinstein, Jason M. Laurie, Bryan R. Malis, Michael J. Murray, Daniel L. Tzonev and Aaron D. Dirlam.

Steven B. Weinstein, President and Chief Investment Officer. Mr. Weinstein founded the Adviser in June of 2002. He has been counseling wealthy families, business owners, and senior executives on their investment, tax, retirement and estate planning matters for over 35 years. He is a member of the Adviser's Board of Managers as well as the Adviser's Investment Committee. Mr. Weinstein is a CFA® charterholder and a Certified Financial PlannerTM certificant. He is a member of the Illinois and California bar. Mr. Weinstein graduated with Distinction in Political Science and Communication from Stanford University in 1974, and earned both his MBA and JD degrees, with Distinction, from Northwestern University in 1978.

Jason M. Laurie, Managing Director. Mr. Laurie is a founding partner of the Adviser. His role includes client service, business development, and he is the Chairman of the Adviser's Investment Committee. Mr. Laurie is a CFA® charterholder and a Certified Financial PlannerTM certificant. Mr. Laurie earned his B.B.A. in Finance and Computer Applications from the University of Notre Dame (cum laude).

Bryan R. Malis, Managing Director. Mr. Malis is a founding partner of the Adviser. His role includes serving as a lead adviser to a variety of clients, developing new business, and participating in firm management. He is a member of the Adviser's Board of Managers as well as the Adviser's Investment Committee. Mr. Malis is a CFA® charterholder and a Certified Financial PlannerTM certificant. Mr. Malis earned his B.A. in Accounting and Finance from the University of Illinois at Urbana-Champaign.

Michael J. Murray, Managing Director. Mr. Murray is a founding partner of the Adviser. His role includes serving as a lead adviser to a variety of clients, developing new business, and participating in firm management. He is a member of the Adviser's Board of Managers as well as the Adviser's Investment Committee. Mr. Murray is a CFA® charterholder, a Certified Financial PlannerTM certificant and has earned the Chartered Alternative Investment Analyst designation. Mr. Murray holds a B.B.A. in accounting and finance from the University of Wisconsin.

Daniel L. Tzonev, Senior Consultant. Mr. Tzonev joined the Adviser in 2007 and is a Senior Consultant. His role includes working with the Managing Directors to provide investment advice to wealthy individuals, families and foundations. He is also a member of the Adviser's Investment Committee. Mr. Tzonev is a CFA® charterholder. Mr. Tzonev earned his B.A. in Business Economics and Mathematics from the College of Wooster (magna cum laude).

Aaron D. Dirlam, Director of Research. Mr. Dirlam joined the Adviser in 2005 and is the Director of Research. His role includes monitoring the investment managers currently working with clients as well as conducting research to identify and select new investment managers. As part of his research, Mr. Dirlam also identifies trends and activities in the markets that may impact clients' portfolios. He is a member of the Adviser's Investment Committee. Mr. Dirlam is a CFA® charterholder and has earned the Chartered Alternative Investment Analyst designation. Mr. Dirlam graduated from Lake Forest College with degrees in Business and Psychology.

Sub-Advisers

The Fund and the Adviser have submitted an application with the SEC for an exemptive order with respect to the Fund that would permit the Adviser to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing sub-advisory agreement, upon the approval of the Board of Directors, without obtaining shareholder approval. This arrangement has been approved by the Board of Directors and the Fund's initial shareholder. Consequently, if approved by the SEC, under the exemptive order, the Adviser would have the right to hire, terminate and replace Sub-Advisers when the Board of Directors and the Adviser feel that a change would benefit the Fund. The exemptive order will enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.

The Sub-Advisers provide investment advisory services to the portion of the Fund's portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the following Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment goal and restrictions of the Fund. For their services, each Sub-Adviser is entitled to receive a fee based upon a percentage of the Fund's average daily net assets, which will be paid by the Fund and not by the Adviser. The Adviser selects Sub-Advisers based upon the Sub-Adviser's skills in managing assets pursuant to particular investment styles and strategies. The Adviser monitors existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of the Fund, but must select those securities according to the Fund's investment objectives and restrictions. The Fund is not required to invest with any minimum number of Sub-Advisers, and does not have minimum or maximum limitations with respect to allocations of assets to any Sub-Adviser. The Adviser may change the allocation of the Fund's assets among the available Sub-Advisers, and may add or remove Sub-Advisers, at any time, which may change the sub-advisory fees payable by the Fund. However, in no event will the total sub-advisory fees exceed the annual rate of 1.00% of the Fund's average daily net assets.

Aperio Group ("Aperio"), a registered investment adviser located at Three Harbor Drive, Suite 315, Sausalito, CA 94965, has served as a Sub-Adviser to the Fund since its inception. Patrick Geddes, Ran Leshem and Robert Tymoczko each serve as portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Aperio. Mr. Geddes is Aperio's Chief Executive Officer and a Partner. Prior to joining Aperio, Mr. Geddes was the Chief Financial Officer of Morningstar, Inc. Mr. Geddes also served on the company's executive committee, overseeing all strategic, policy, and internal investment decisions. Prior to being named Chief Financial Officer, Mr. Geddes served as Morningstar's Director of Quantitative Research. Before Morningstar, he spent five years with Amoco, now part of BP, in the U.S. and Europe providing quantitative analysis, currency hedging and corporate tax optimization. At Amoco, Mr. Geddes was part of a group that modeled the nuances of highly complex international tax structures as part of the company's efforts to manage taxes as effectively as possible, which in the energy sector can provide enormous payoffs to the bottom line and shareholders. He has taught numerous courses in graduate-level finance at the University of California Berkeley Extension. Mr. Geddes received his MBA, with Honors, from the University of Chicago. Mr. Leshem is Aperio's Chief Investment Officer. He

oversees the portfolio management and operations of Aperio's US, Foreign, and Global products. Mr. Leshem has extensive expertise in applying quantitative techniques and information technology to complex operational problems. Prior to joining Aperio in 2006, Mr. Leshem was a Manager, Operating Strategy at the GAP, Inc. At the GAP, Mr. Lesham managed the development of a store level forecasting system utilizing clustering and data mining algorithms to predict sales based on historical data. Mr. Lesham received a Bachelor's degree in Mathematics from the University of Waterloo, Canada, where he received the Hewlett Packard Award for academic excellence, and his MBA from the University of California at Berkeley. Mr. Tymoczko is Manager of Portfolio Trading and Analytics. He is responsible for overseeing the day-to-day portfolio management and strategy implementation of all investment products. Prior to joining Aperio, Mr. Tymoczko was a Managing Partner at AlphaStream Capital Management, LLC, where he was responsible for quantitative research and portfolio management. Before AlphaStream, Mr. Tymoczko was Lead Portfolio Manager and Co-head of U.S. Quantitative Equity Products at Zurich Scudder Investments. Mr. Tymoczko received a BA in Quantitative Economics from Stanford University and his MBA with concentrations in Finance and Econometrics from the University of Chicago.

Driehaus Capital Management LLC ("Driehaus"), a registered investment adviser located at 25 E Erie St, Chicago, IL 60611, has served as a Sub-Adviser to the Fund since its inception. Jeffrey James serves as the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Driehaus. Mr. James joined Driehaus in 1997 as a sector analyst covering the information technology and energy sectors. In 1998, he assumed portfolio management duties for the Driehaus Micro Cap Growth Strategy and in 2006 for the Driehaus Small Cap Growth Strategy. He began his career with Lehman Brothers in 1990. From 1991 through 1997, Mr. James worked at the Federal Reserve Bank of Chicago as an analyst. Mr. James received his B.S. in Finance from Indiana University in 1990 and an M.B.A. from DePaul University in 1995. Michael Buck supports Mr. James with investment research, security selection and portfolio construction. Mr. Buck has investment decision-making responsibilities subject to Mr. James' approval. Mr. Buck began his career in 2001 with Deloitte Consulting. In 2002, he joined Driehaus, where he also serves as a senior research analyst focusing on U.S. micro-cap and small-cap stocks within the consumer discretionary, consumer staples and financials sectors. Mr. Buck is also the assistant portfolio manager for the Driehaus Small Cap Growth Strategy. Mr. Buck received a B.A. in Economics and Cello Performance from Northwestern University in 2000.

Granite Investment Partners, LLC ("Granite"), a registered investment adviser located at The Plaza at Continental Park, 2121 Rosecrans Ave, Suite 2360, El Segundo, California 90245, has served as Sub-Adviser to the Fund since its inception. Jeffrey J. Hoo, CFA is the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Granite. Mr. Hoo joined Granite in 2011. Mr. Hoo is a Principal and Portfolio Manager and manages portfolios in the small cap, small/mid cap and micro-cap equity asset classes. Mr. Hoo has been the Lead Portfolio Manager of the Micro Cap Equity product since inception. He is also the lead portfolio manager for the firm's small/mid cap portfolio and Small Core portfolio. Prior to joining Granite, Mr. Hoo was a Principal and Portfolio Manager at Transamerica Investment Management, LLC (TIM) where he managed mutual funds and institutional accounts. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC where he was a Principal, Portfolio Manager and Equity Analyst specializing in Healthcare and Technology from 1997 through 2005. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG. Mr. Hoo has 16 years of investment industry experience. Joshua D. Shaskan, CFA serves as a co-portfolio manager and joined Granite in 2011. Mr Shaskan is a Principal and Portfolio Manager. Mr. Shaskan manages portfolios in the small cap, small/mid cap and all cap equity asset classes. He is the lead portfolio manager for the firm's Small Cap Growth portfolio. Prior to Granite, Mr. Shaskan was a Principal and Portfolio Manager for TIM. He joined TIM in 2005 when the firm acquired Westcap Investors LLC. Prior to Westcap, Mr. Shaskan served as an investment specialist for three years at Wells Fargo Securities and was also previously a financial advisor at Prudential Securities. Mr. Shaskan has 19 years of investment industry experience. Peter O. Lopez serves as a co-portfolio manager and joined Granite in 2011. Mr. Lopez is a Principal and Portfolio Manager. Mr. Lopez manages portfolios in the small cap and all cap equity asset classes. He is the lead portfolio manager for the firm's All Cap portfolio. Prior to joining Granite, Mr. Lopez was CEO and Director of Research for TIM. Prior to joining TIM in 2003, Mr. Lopez was managing director at Centre Pacific, LLC. He previously served as senior fixed income analyst for Transamerica

Investment Services, Inc. from 1997 to2000. Mr. Lopez also served as an assistant vice president at Alliance Capital and an associate at TIAA-CREF. Mr. Lopez has 20 years of investment industry experience.

Pacific Ridge Capital Partners, LLC ("Pacific Ridge"), a registered investment adviser located at 4900 Meadows Rd, Suite 320, Lake Oswego, OR 97035, has served as a Sub-Adviser to the Fund since its inception. Mark D. Cooper, CFA and Dominic R. Marshall, CFA are the portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Pacific Ridge. Mr. Cooper has been with Pacific Ridge since 2010 and brings more than 23 years of investment industry experience to the presidency of Pacific Ridge. Previously, Mr. Cooper was a senior portfolio manager at Wells Capital Management from 2003 to 2010 and co-founder and president of Benson Associates from 1997 to 2003. Prior to that, he was employed by Qualivest Capital Management (a subsidiary of U.S. Bancorp) as a portfolio manager of the Qualivest Small Companies Value strategy from 1996 to 1997, where he co-managed all of the small cap portfolios. He also served as an associate at Bankers Trust Company in New York and Los Angeles. Mr. Cooper earned a bachelor's degree in economics and political science from the University of California at Los Angeles in 1990 and a master's degree from the Wharton School of Business at the University of Pennsylvania in 1996. Mr. Marshall has been with Pacific Ridge since 2010 and brings 20 years of investment experience to Pacific Ridge. Prior to Pacific Ridge, Mr. Marshall was president and senior portfolio manager at Scott Creek Capital Management from 2006 to 2009. Prior to that, he served as a portfolio manager for the Benson Value Team at Wells Capital Management from 2003 to 2006 and a portfolio manager at Benson Associates from 1998 to 2003. He was also an equity analyst at The Red Chip Review and research associate at CTC Consulting. Mr. Marshall earned a bachelor's degree in Business Administration from the University of Washington in 1993 and a master's degree in Finance from the Mendoza College of Business at the University of Notre Dame in 1998.

Pier Capital LLC ("Pier Capital"), a registered investment adviser located at 600 Summer Street, Suite 203, Stamford, CT 06901, has served as a Sub-Adviser to the Fund since its inception. Jan Parsons and Alexander Yakirevich are the portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Pier Capital. Mr. Parsons has been the President and Chief Investment Officer of Pier Capital since 2004. Mr. Parsons graduated from the University of Stockholm in 1983 with a Civilekonom degree (MBA equivalent), majoring in Business Administration and Economics. Prior to founding Pier Capital, Mr. Parsons was at Enskilda Securities from 1985 to 1987 and Sirius Insurance Company from 1983 to 1985. Mr. Parsons has over 30 years of investment industry experience. Mr. Yakirevich has been the Portfolio Manager of the Small-Cap Growth Strategy at Pier Capital since 2008. He joined Pier Capital in 2004 as a Research Analyst. Mr. Yakirevich earned his Bachelors of Science degree in 1993 and his MBA in 2003 both from New York University. Prior to joining Pier Capital, Mr. Yakirevich was at Richmond Consulting & Research from 2002 to 2004, Individual Investors Group from 1997 to 2001, and Value Line from 1995 to 1997. Mr. Yakirevich has over 19 years of investment industry experience.

River Road Asset Management, LLC ("River Road"), a registered investment adviser located at 462 S 4th St #1600, Louisville, KY 40202, has served as a Sub-Adviser to the Fund since its inception. James C. Shircliff is the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by River Road. Mr. Shircliff serves in the role of Chief Investment Officer at River Road. Additionally, Mr. Shircliff serves as Lead Portfolio Manager for River Road's Small Cap Value and Small-Mid Cap Value Portfolios and as Co-Portfolio Manager for River Road's Dividend All-Cap Value Portfolios. Prior to cofounding River Road, Mr. Shircliff served as EVP, Portfolio Manager and Director of Research for SMC Capital, Inc., a registered investment advisor and affiliate of Commonwealth Trust Company (Commonwealth SMC). Mr. Shircliff began his career in 1973 as Research Analyst for First Kentucky Trust, where he later served as Director of Research. In 1983, he joined Oppenheimer Management Company as Special Situations Analyst and, later, Oppenheimer's Target Fund as Portfolio Manager. In 1986, he joined Southeastern Asset Management (Longleaf Funds) as Partner, Portfolio Manager and Director of Research. In 1997, Mr. Shircliff joined SMC Capital, Inc., where he launched River Road's Small Cap Value Portfolio. Mr. Shircliff graduated from the University of Louisville with a B.S. in Finance. Andrew Beck and J. Justin Akin each serve as portfolio managers, assisting Mr. Shircliff in the day-to-day management of the portion of the Fund sub-advised by River Road. Mr. Beck serves as President and Chief Executive Officer at

River Road. Additionally, Mr. Beck serves as Co-Portfolio Manager for River Road's Small Cap Value and Small-Mid Cap Value Portfolios. Prior to cofounding River Road, Mr. Beck served as Senior Research Analyst and, later, Senior Vice President and Portfolio Manager for Commonwealth SMC. Mr. Beck earned a B.S. in Finance from the University of Louisville and an M.B.A. from the F.W. Olin School of Business at Babson College. Mr. Akin serves as Portfolio Manager for River Road's Small Cap Value and Small-Mid Cap Value Portfolios. Prior to joining River Road, Mr. Akin worked with the firm's founders at Commonwealth SMC as Equity Research Analyst for the Small Cap Value and Dividend All-Cap Value Portfolios. Mr. Akin earned a B.S. in Economics from Centre College. Mr. Akin is a member of the CFA Institute and the CFA Society of Louisville.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

A discussion regarding the basis for the Company's Board of Directors approval of the Fund's investment advisory agreement with the Adviser and sub-advisory agreements with the Sub-Advisers will be available in the Fund's first annual or semi-annual report to shareholders.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Shares are priced at their net asset value ("NAV"). The NAV per Share of the Fund is calculated as follows:

The Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the NAV next determined after receipt by the Fund's Transfer Agent of your purchase order in good order. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt by the Fund's Transfer Agent of your redemption request in good order.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Fund's administrator, in consultation with the Adviser and Sub-Advisers, securities will be valued by the Adviser and Sub-Advisers in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors' ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange-traded funds, REITs and closed-end funds will be valued at their market price.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, it may reject or restrict a purchase request and may further seek to close an investor's account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in its judgment, will be uniform.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Purchase of Fund Shares

Shares of the Fund are currently only available to new and existing clients of the Adviser and to other investors at the Fund's discretion. Shares representing interests in the Fund are offered continuously for sale by Foreside Funds Distributors LLC (the "Distributor").

General. You may purchase Shares of the Fund at the NAV per Share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. There is no minimum investment amount for initial or subsequent investments. You can only purchase Shares of the Fund on days the NYSE is open and through the means described below.

Purchases Through Intermediaries. Shares of the Fund may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose minimum investment requirements. Service Organizations may also impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, the Fund or the Adviser may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee"). The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Initial Investment By Mail. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check payable to the Fund. Third party checks will not be accepted.

Regular Mail:
Altair Smaller Companies Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9841
Providence, RI 02940

Overnight Mail:
Altair Smaller Companies Fund
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

The name of the Fund should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of the Fund may be purchased by wiring federal funds to The Bank of New York Mellon. A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For the Fund, notification must be given to the Transfer Agent at 1-844-261-6482 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at 1-844-261-6482.

Federal funds wire purchases will be accepted only on days when the NYSE and The Bank of New York Mellon are open for business.

Additional Investments. Additional investments may be made at any time by purchasing Shares of the Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to Altair Smaller Companies Fund) or by wiring monies to The Bank of New York Mellon as outlined under "Initial Investment by Wire." Notification must be given to the Transfer Agent at 1-844-261-6482 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the date of purchase.

Automatic Investment Plan. Additional investments in Shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($250 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at 1-844-261-6482.

Retirement Plans/IRA Accounts. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at 1-844-261-6482. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax adviser.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund's total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.  Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

b.  Existing and future clients of financial advisers and planners whose clients already hold Shares of the closed Fund,

c.  Employees of the Adviser and their spouses, parents and children, and

d.  Directors of the Company.

Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board of Directors' discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund's Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's Shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's Shares when an investor's identity cannot be verified.

Redemption of Fund Shares

You may redeem Fund Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem Shares of the Fund on days the NYSE is open and through the means described below. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to Altair Smaller Companies Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940; for overnight delivery, requests should be addressed to Altair Smaller Companies Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581 and must include:

a.  Name of the Fund;

b.  Account number;

c.  Your Share certificates, if any, properly endorsed or with proper powers of attorney;

d.  A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

e.  Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $50,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. Please note that the telephone redemption option is not available for retirement accounts. You may then initiate a redemption of Shares by calling the Transfer Agent at 1-844-261-6482 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account in the Fund falls below $5,000 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $5,000 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Fund will not be charged when Shares are involuntarily redeemed.

The Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1 % of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund's distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

More Information About Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations. The high anticipated portfolio turnover rate of the Fund makes it likely that a significant portion of its distributions will not qualify for this favorable treatment.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund's securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of the Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of those foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If the Fund is not eligible or chooses not to make this election the Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, the Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning July 1, 2014, the Fund will generally be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

Prior Performance of Similarly Advised Accounts

The Sub-Advisers have experience in managing other accounts with substantially similar investment objectives, policies and strategies as the portion of the Fund's portfolio allocated to them by the Adviser. The tables below are provided to illustrate the past performance of each Sub-Adviser in managing all of its other similarly advised accounts and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Sub-Advisers. This performance history is net of all fees (including any applicable sales loads) charged to investors in the other accounts. The composite includes other accounts that pay lower expenses than those paid by shareholders of the Fund. Higher expenses reduce returns to investors. The use of the Fund's expense structure would have lowered the performance results. The Fund's results in the future also may be different because the other accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the other accounts. In addition, the securities held by the Fund will not be identical to the securities held by the other accounts.

The performance of the other accounts is also compared to the performance of an appropriate broad-based securities benchmark index. These indexes are unmanaged and are not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in any broad-based securities index.

SUMMARY STATISTICS (periods ended December 31, 2013)
RETURN

	1 Year	3 Year	5 Year	10 Year	Inception (Jan 1996)
Driehaus	63.05%	16.83%	24.24%	13.18%	22.85%
Russell Micro Cap Growth TR	52.84%	17.25%	23.78%	6.74%	n/a
Russell 2000 TR	38.82%	15.67%	20.08%	9.07%	8.94%

SUMMARY STATISTICS (periods ended December 31, 2013)
RETURN

	1 Year	3 Year	5 Year	10 Year	Inception (Jan 2004)
Granite	55.23%	21.72%	34.07%	15.02%	15.02%
Russell Micro Cap TR	45.62%	16.52%	21.05%	6.99%	6.99%
Russell 2000 TR	38.82%	15.67%	20.08%	9.07%	9.07%

SUMMARY STATISTICS (periods ended December 31, 2013)
RETURN

	1 Year	3 Year	5 Year	Inception (Apr 2007)
Pacific Ridge	45.31%	18.95%	27.73%	8.44%
Russell Micro Cap Value TR	41.17%	15.84%	18.58%	4.08%
Russell 2000 TR	38.82%	15.67%	20.08%	7.17%

SUMMARY STATISTICS (periods ended December 31, 2013)
RETURN

	1 Year	3 Year	5 Year	10 Year	Inception (Jan 1992)
Pier Capital	51.30%	15.65%	22.87%	11.59%	12.96%
Russell 2000 Growth TR	43.30%	16.82%	22.58%	9.41%	7.36%
Russell 2000 TR	38.82%	15.67%	20.08%	9.07%	9.27%

SUMMARY STATISTICS (periods ended December 31, 2013)
RETURN

	1 Year	3 Year	5 Year	10 Year	Inception (Jan 1998)
River Road	31.31%	13.72%	16.41%	11.00%	11.15%
Russell 2000 Value TR	34.52%	14.49%	17.64%	8.61%	8.72%
Russell 2000 TR	38.82%	15.67%	20.08%	9.07%	7.70%

Altair Smaller Companies Fund
of
The RBB Fund, Inc.
(1-844-261-6482)

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Altair Smaller Companies Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Fund's performance during its last fiscal year.

When available, the annual and semi-annual reports to shareholders may be obtained by calling 1-844-261-6482.

Statement of Additional Information

An SAI, dated October 20, 2014, as supplemented, has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the annual and semi-annual reports, by calling 1-844-261-6482. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is not available on the Adviser's website, but a copy may be obtained by calling 1-844-261-6482.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: 1-844-261-6482.

Purchases and Redemptions
Call 1-844-261-6482.

Written Correspondence
Street Address:

Altair Smaller Companies Fund
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

P.O. Box Address:

Altair Smaller Companies Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9841
Providence, RI 02940

Securities and Exchange Commission

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

Investment Company Act File No. 811-05518

STATEMENT OF ADDITIONAL INFORMATION

ALTAIR SMALLER COMPANIES FUND

a series of THE RBB FUND, INC.

October 20, 2014

Investment Adviser:

Altair Advisers LLC

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to Altair Smaller Companies Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”).  This SAI is not a prospectus and should be read only in conjunction with the Fund’s Prospectus dated October 20, 2014 (the “Prospectus”).  Copies of the Prospectus may be obtained free of charge by calling toll-free 1-844-261-6482.

i

TABLE OF CONTENTS

(continued)

Page

APPENDIX F PROXY VOTING POLICY OF PIER CAPITAL, LLC	F-1
APPENDIX G PROXY VOTING POLICY OF RIVER ROAD ASSET MANAGEMENT LLC	G-1

ii

GENERAL INFORMATION

The Company is an open-end management investment company currently operating 24 separate portfolios.  The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988.  This SAI pertains to shares of the Altair Smaller Companies Fund.  Altair Advisers LLC (“Altair” or the “Adviser”), serves as the investment adviser to the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund seeks capital appreciation.  The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Principal Investment Policies and Risks.

Multi-Manager Structure.  The Fund is managed by the Adviser and one or more asset managers who are unaffiliated with the Adviser (each a “Sub-Adviser” and together, the “Sub-Advisers”).  Subject to review by the Fund’s Board of Directors, the Adviser is responsible for selecting the Fund’s investment strategies and for allocating and reallocating assets among the Sub-Advisers consistent with the Fund’s investment objective and strategies.  The Adviser is also responsible for recommending to the Board whether an agreement with a Sub-Adviser should be approved, renewed, modified or terminated and for monitoring and evaluating the Sub-Advisers.  The Adviser is also responsible for implementing procedures to ensure that each Sub-Adviser complies with the Fund’s investment objective, strategies and restrictions.

Portfolio Turnover Rate.  Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the “SEC”) rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate.  Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year.  The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

Corporate Obligations.  The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity of debt securities.  See Appendix “A” to this SAI for a description of corporate debt ratings.  An issuer of debt obligations may default on its obligation to pay interest and repay principal.  Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Equity Markets. The Fund invests primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Fund involves substantial risk. As a result, investing in the Fund involves the risk of loss of capital.

Equity Securities.  Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.  The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market.  Equity securities are described in more detail below:

•                  Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•                  Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•                  Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.  Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

•                  Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks.  Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.  When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

•                  Micro, Small and Medium Capitalization Issuers.  Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies.  This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange.  Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Foreign Securities.  The Fund may invest in securities of foreign issuers that are denominated or traded in foreign currencies.  The Fund may also invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”).  ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository.  ADRs may be listed on a national securities exchange or may trade in the over-the-counter market.  ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency.  GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation.  Depositary receipts may be available through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security.  Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility.  The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.  The depository of unsponsored depositary receipts may provide less information to receipt holders.  Investments in depositary receipts do not eliminate the risks in investing in foreign issuers.  The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments.  In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability.  Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States.  Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.  Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions.  There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon.  The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars.  As a result, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies.  Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets.  Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets.  In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.  The Fund may invest in obligations of foreign branches of

U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks.  These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.  The Fund may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations but pay interest in U.S. dollars and are typically issued in the United States.

Illiquid Securities.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued.  Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Company’s Board of Directors.  Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition.  Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.  Under the supervision of the Company’s Board of Directors, the Adviser and the Sub-Advisers determine the liquidity of the Fund’s investments.  In determining the liquidity of the Fund’s investments, the Adviser and Sub-Advisers may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).  The Fund will not hold more than 15% of its net assets in illiquid securities.

Initial Public Offerings.  To the extent consistent with its investment policies and limitations, the Fund may purchase stock in an initial public offering (“IPO”).  An IPO is a company’s first offering of stock to the public.  Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history.  The purchase of IPO shares may involve high transaction costs.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.  Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  In addition, the Fund cannot guarantee continued access to IPOs.

Market Fluctuation. The market value of the Fund’s investments, and thus the Fund’s NAV, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to the Fund may be limited by the specific objective of the Fund, investors should be aware that an investment in the Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of the Fund, an investment in the Fund should not be considered a complete investment program.

Micro-Cap and Small-Cap Stocks. The Fund may invest in securities of companies with micro-and small-size capitalizations that tend to be riskier than securities of companies with large capitalizations. This is because micro- and small-cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro- and small-cap companies tend to be less certain than large cap companies, and the dividends paid on micro- and small-cap stocks are frequently negligible. Moreover, micro- and small-cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro- and small-cap companies tend to be more volatile than those of large-cap companies. The market for micro- and small-cap securities may be thinly traded and as a result, greater fluctuations in the price of micro- and small-cap securities may occur.

Non-Diversification. Non-diversification risk is the risk that the Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives.

Real Estate Investment Trust Securities.  The Fund may invest in real estate investment trusts (“REITs”).  REITs generally invest directly in real estate, in mortgages or in some combination of the two.  Individual REITs may own a limited number of properties and may concentrate in a particular region or property type.  A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code.  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both equity and mortgage REITs.  The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.  Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT.  The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.  To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund.

REITs may be affected by economic forces and other factors related to the real estate industry.  REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.  REITS whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be affected by federal regulations concerning the health care industry.  The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.  The Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act.  Mortgage REITs may be affected by the quality of the credit extended.  A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.  Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

Restricted and Illiquid Securities.  The Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency and mortgage swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options.  Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

The Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”) but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Restricted Securities”).  These securities will not be considered illiquid so long as it is determined by the Adviser or applicable Sub-Adviser that an adequate trading market exists for the securities.  This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Adviser or applicable Sub-Adviser will monitor the liquidity of Restricted Securities held by the portion of the assets of the Fund it manages.  In reaching liquidity decisions, the Adviser or Sub-Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid.  The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with the Fund’s investment objective, the Fund may also invest in Section 4(2) commercial paper.  Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment.  Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.  The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Company’s Board of Directors.  The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Rights Offerings and Purchase Warrants.  Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short lifespan to expiration.  The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Risk Considerations of Medium Grade Securities.  Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities.  In the event that a security purchased by the Fund is subsequently downgraded below investment grade, the Adviser and Sub-Advisers will consider such event in its determination of whether the Fund should continue to hold the security.

Risk Considerations of Lower Rated Securities.  The Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s Investors Service (“Moody’s”) or B by Standard and Poor’s® (“S&P”) (or their equivalents or, if unrated, determined by the Adviser or applicable Sub-Adviser to be of comparable credit quality).  In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation.  In the event that the rating on a security held in the Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser or applicable Sub-Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security.  The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates.  An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Fund may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations.  The Fund will invest in high yield debt instruments when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities.  High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories.  Since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.  If the issuer of a fixed income security owned by the Fund defaulted, the Fund could incur additional expenses in attempting to obtain a recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and the Fund’s NAV to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations.  For example, high yield fixed income securities may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors.  Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets, to the extent it holds such fixed income securities.  In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s and Sub-Advisers’ ability to accurately value such securities and the Fund’s assets and on the Fund’s ability to dispose of such securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities.  For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities.  Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Securities of Unseasoned Issuers.  The Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable.  The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

Special Situation Companies.  The Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser or Sub-Adviser, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general.  The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies.  A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company.  The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation.  The Fund may invest in securities (even if not Special Situations) which, in the opinion of the Adviser, are appropriate investments for the Fund, including securities which the Adviser or Sub-Adviser believes are undervalued by the market.

Special Note Regarding Market Events.  Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally.  While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected.  These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments.  It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets.  Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s holdings.

Non-Principal Investment Policies and Risks.

Asset-Backed Securities.  The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables.  Asset-backed securities may also be collateralized by a portfolio of U.S. government securities but are not direct obligations of the U.S. government, its agencies or instrumentalities.  Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations.  Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present, although privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance.  In addition to the risks that are presented by mortgage-backed securities, asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.  See “Mortgage-Backed Securities” below for additional information.

Asset-backed securities acquired by the Fund may also include collateralized debt obligations (“CDOs”).  CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities).  A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral.  Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI.  CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete).  Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class.  Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws.  As a result, investments in CDOs may be characterized by the Fund as illiquid securities.  However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

Commercial Paper.  Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities.  Maturities on these issues vary from a few to 270 days.

Commodity-Linked Derivatives.  The Fund may attempt to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities.  Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties.  Commodity-linked derivative instruments include commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets.  Commodity-linked investments may be more volatile and less liquid than the underlying instruments and their value may be affected by the performance of commodities as well as weather, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism.

The Fund may invest in commodity-linked derivative instruments such as commodity-linked structured notes.  The Fund may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index.  In some cases, the return will be based on some multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the Fund earns from these notes as compared to the index.  The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index.  Structured notes may be structured by the issuer and the purchaser of the note.  The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate.  The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment.  These notes expose the Fund economically to movements in commodity prices.

Dollar Rolls.  The Fund may enter into dollar rolls in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.  During the roll period, the Fund would forgo principal and interest paid on such securities.  However, the Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  The return on dollar rolls may be negatively impacted by fluctuations in interest rates.  The Fund does not presently intend to engage in dollar roll transactions involving more than 5% of its net assets.  For additional information on dollar roll transactions, see the section entitled “Mortgage Dollar Roll Transactions” in this SAI.

Forward Foreign Currency Transactions.  The Fund may, to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates.  The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The Fund is permitted to enter into forward contracts under two circumstances.  First, when the Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser or Sub-Adviser, as applicable, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Although the Fund has no current intention to do so, it may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser or Sub-Adviser, as applicable, determines that there is a pattern of correlation between the two currencies.  Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser or Sub-Adviser, as applicable, determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s respective portfolio securities or other assets quoted or denominated in that currency.  At the consummation of the forward contract, the

Fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency.  If the Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the Fund into such currency.  If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices.  Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund’s transactions in forward contracts will be limited to those described above.  Of course, the Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and the Fund will not do so unless deemed appropriate by the Adviser or Sub-Adviser, as applicable.

When entering into a forward contract, the Fund will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the Fund’s total assets committed to the consummation of forward currency exchange contracts which require the Fund to purchase a foreign currency.  If the value of the segregated securities declines, additional cash or securities will be segregated by the Fund on a daily basis so that the value of the segregated securities will equal the amount of the Fund’s commitments with respect to such contracts.

This method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange which can be achieved at some future point in time.  The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.  It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks.  Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions.  Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund.  Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations.  Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund’s foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Futures And Options On Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.  An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.  The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”).  The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.  To the extent futures and/or options on futures are employed by the Fund, the Fund will limit such investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5 (see below for a description of these thresholds).  For this reason, the Adviser is not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act at this time.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO.  First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments).  Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.  In the event that the Adviser was required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks.  To cover its position, the Fund may segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract.  In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.  The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.  In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract.  The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option.  The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s or Sub-Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.  In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Swap Agreements.  The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitation.  The Fund will not enter into any swap agreement unless the Adviser or applicable Sub-Adviser believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of a swap agreement or periodically during its term.  Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian.  Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Adviser and Sub-Advisers, under the supervision of the Board, are responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.  The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.  The Fund may enter into credit default, interest rate and total return swaps.  The Fund may also enter into interest rate caps, floors and collars.  In addition, the Fund may enter into mortgage swaps and currency swaps.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return.  As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index.  As examples, credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.  Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.  Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest.  The notional principal amount, however, is tied to a reference pool or pools of mortgages.  Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.  Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.  An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured.  However, generally the Fund will enter into credit default, interest rate, total return and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Credit default, interest rate, total return and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to credit default, interest rate, total return and mortgage swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a credit default, interest rate, total return or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.  In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency.  Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

A credit default swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund.  The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.  As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event.  As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

To the extent that the Fund’s exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Fund and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.  The SEC has recently issued the concept release “Use of Derivatives by Investment Companies under the Investment Company Act of 1940,” which discusses, among other matters, whether current market practices involving derivatives are consistent with the leverage provisions of the Act.  Accordingly, investors should be aware that the SEC may offer additional guidance in the future that may impact the manner in which the Fund operates.

The Fund will not enter into any credit default, interest rate, total return or mortgage swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Adviser or applicable Sub-Adviser.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of credit default, interest rate, mortgage, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.  If the Adviser or applicable Sub-Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.

Forward Commitment and When-Issued Transactions.  The Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions).  These transactions involve a commitment by a fund to purchase or sell securities at a future date (ordinarily one or two months later).  The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated.  When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges.  The Fund will not enter into such transactions for the purpose of leverage.

When-issued purchases and forward commitments enable the Fund to lock in what is believed by the Adviser or Sub-Adviser, as applicable, to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.  For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices.  In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.  When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date.  The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.  When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets.  Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.  Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.  If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into.  The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  The Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.  When the Fund purchases securities on a when-issued or forward commitment basis, the Fund or the Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments.  These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Investing in Emerging Countries, including Asia and Eastern Europe.  The Fund may invest in securities of issuers located in emerging countries.  The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets.  In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors.  Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers.  Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.  The markets for securities in certain emerging countries are in the earliest stages of their development.  Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries.  The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers.  For example, prices may be unduly influenced by traders who control large positions in these markets.  Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets.  The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries.  Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets.  In addition, existing laws and regulations are often inconsistently applied.  As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations.  In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees.  These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund.  Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.  In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time.  Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.  The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries.  This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property.  Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets.  The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe.  Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time.  The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy.  However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear.  In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments.  Many emerging countries have experienced in the past, and continue to experience, high rates of inflation.  In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.  Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions.  The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners.  In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.  The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.  See “Taxes.”

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets.  The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Investment Company Shares.  The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions.  These investment companies typically incur fees that are separate from those fees incurred directly by the Fund.  The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses.  Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes.  Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange.  The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded.  Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain exchange-traded funds (collectively, the “ETFs”) and procedures approved by the Board, the Fund may invest in the ETFs in excess of the limits described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations.  Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Inflation-Protected Securities.  The Fund may invest in inflation-protected securities issued by the U.S. Treasury, known as “TIPs” or “Treasury Inflation-Protected Securities,” which are debt securities whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount.  The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (“CPI”).  A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase.  This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment.  Inflation-protected securities normally will decline in price when real interest rates rise.  (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate.  For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected security will decline and could result in losses for the Fund.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs.  For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures.  By contrast, the Fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Mortgage-Backed Securities.  The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”), pass-through certificates and collateralized mortgage obligations (“CMOs”).

Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).  Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates.  Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. government.  Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates.  Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations.  Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA.  On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange’s minimum average closing price of $1 for more than 30 days.  The effect that this conservatorship will have on Fannie Mae and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises.  A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac.  The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders.  CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways.  Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.  Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities.  Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.  Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT.  The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.  To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments.  Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts, although the Fund does not intend to invest in residual interests.

The Fund may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions).  These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.  Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., S&P’s or Moody’s), they often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure).  Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.  Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage.  Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities).  The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool.  Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

Investing in mortgage-backed securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows.  Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities.  The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty.  Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.  Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.  When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities.  Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities.  This possibility is often referred to as extension risk.  Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.  The market for certain types of mortgage-backed securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent the Fund from selling such securities held in its portfolio at times or prices that it desires.

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk.  Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged.  Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

The Fund may invest in floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), and mortgage-backed securities purchased at a discount.  The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Fund may have invested or may in the future be invested), and may continue to do so in the future.  In the event that any mortgage-related security held by the Fund is placed on credit watch or downgraded, the value of such mortgage-

related security may decline and the Fund may consequently experience losses in respect of such mortgage-related security.

Mortgage Dollar Roll Transactions.  The Fund may enter into mortgage dollar roll transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities, on a specified future date.  For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.  The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

During the roll period, the Fund would forgo principal and interest paid on such securities.  The Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase.  Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.  The Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high-grade debt securities in an amount equal to the forward purchase price.  Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates.  There is no assurance that mortgage dollar rolls can be successfully employed.  For additional information on dollar rolls, please refer to the section entitled “Dollar Rolls” in this SAI.

Municipal Obligations.  The Fund may invest in municipal obligations.  Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes.  The interest on most of these obligations is generally exempt from regular federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax.  The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less.  Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, and construction loan notes.  Tax anticipation notes are sold to finance working capital needs of municipalities.  They are generally payable from specific tax revenues expected to be received at a future date.  Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program.  Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes.  Bond anticipation notes are sold to provide interim financing.

These notes are generally issued in anticipation of long-term financing in the market.  In most cases, these monies provide for the repayment of the notes.  Construction loan notes are sold to provide construction financing.  After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.  There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications, “general obligation” bonds and “revenue” bonds.  Issuers of general obligation bonds include states, counties, cities, towns and regional districts.  The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes.  The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest.  The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals.  Revenue obligations are not backed by the credit and taxing authority of the issuer but are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.  In addition, revenue obligations may be backed by a letter of credit, guarantee or insurance.  Revenue obligations include private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes.  Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations.  Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects.  In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.  Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Industrial development bonds (now a subset of a class of bonds known as “private activity bonds”), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.  An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as the Fund.  Thus, the issue may not be said to be publicly offered.  Unlike securities which must be registered under the 1933 Act, prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable.  A secondary market exists for municipal obligations that were not publicly offered initially.

The Adviser or Sub-Adviser, as applicable, determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate), which accurately reflects its value.  In addition, stand-by commitments and demand obligations also enhance marketability.

For the purpose of the Fund’s investment restrictions, the identification of the “issuer” of municipal obligations that are not general obligation bonds is made by the Adviser or Sub-Adviser, as applicable, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue.  High grade municipal obligations tend to have a lower yield than lower rated obligations.  Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes.  There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Economic, business or political developments might affect all municipal obligations of a similar type.  The Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

The Fund may invest in variable, floating rate and other municipal securities on which the interest may fluctuate based on changes in market rates.  The interest rates payable on variable rate securities are adjusted at designated intervals (e.g., daily, monthly, semi-annually), and the interest rates payable on, floating rate securities are adjusted whenever there is a change in the market rate of interest on which the interest payable is based.  The interest rate on variable and floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.  The value of floating and variable rate securities generally is more stable than that of fixed rate securities in response to changes in interest rate levels.  The Fund may consider the maturity of a variable or floating rate municipal security to be shorter than its ultimate maturity if the Fund has the right to demand prepayment of its principal at specified intervals prior to the security’s ultimate maturity.

The Fund may invest in municipal leases and certificates of participation in municipal leases.  A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities.  Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments.  The certificates are typically issued by a trust or other entity, which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.  The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease.  Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly and may result in a delay in recovering, or the failure to fully recover, the Fund’s original investment.  To the extent that the Fund invests in unrated municipal leases or participates in such leases, the Adviser or applicable Sub-Adviser will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases.  Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the limitation on investments in illiquid securities.

The Fund may invest in pre-refunded municipal securities.  The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities.  Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities.  The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities.  Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer.  For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.  Except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.  Pre-refunded municipal securities are usually purchased at a price, which represents a premium over their face value.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  The Fund may invest in obligations issued by banks and other savings institutions.  Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks.  Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks.  These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund.  Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.  Bank obligations include the following:

•                  Bankers’ Acceptances.  Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank.  Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange.  Maturities are generally six months or less.

•                  Certificates of Deposit.  Certificates of deposit are interest-bearing instruments with a specific maturity.  They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•                  Time Deposits.  Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Options.  The Fund may purchase and write put and call options on indices and enter into related closing transactions.  A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.  A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.  Call options on foreign currency written by the Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number.  Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered.  When the Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser or applicable Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.  See “Investment Limitations.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.  If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future.  The Fund purchasing put and call options pays a premium therefor.  If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value.  When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option.  When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price.  When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter.  Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects.  They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer.  OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options.  Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.  It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security.  Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Pay-in-Kind Securities, Zero Coupon and Capital Appreciation Bonds.  To the extent consistent with its investment objective, the Fund may invest in pay-in-kind (“PIK”) securities.  PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash.  Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date.  The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.  These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons.  A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.  Such securities are designed to give an issuer flexibility in managing cash flow.  PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest).  The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

PIK securities, zero coupon bonds and capital appreciation bonds do not pay interest periodically to maturity, and, therefore, they involve the additional risk that the Fund will not realize any cash until a specified future payment date unless a portion of such securities is sold, and, if the issuer of such securities defaults, the Fund may not obtain any return at all on its investment.  In addition, even though such securities may not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax.  Because cash generally is not received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.  Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Repurchase Agreements.  The Fund may enter into repurchase agreements with financial institutions.  A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day).  Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased.  The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully.  The Fund follows certain procedures designed to minimize the risks inherent in such agreements.  These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser or applicable Sub-Adviser.  The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser or Sub-Adviser, as applicable, monitors compliance with this requirement).  Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral.  In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral.  However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.  It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets.  The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser or applicable Sub-Advisers, liquidity or other considerations so warrant.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser or applicable Sub-Adviser.  Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest.  Such agreements are considered to be borrowings under the 1940 Act and will be limited, together with other borrowings, to 33 1/3% of the Fund’s total assets (including the amount borrowed) less all liabilities other than borrowings.  While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Securities Lending.  The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Company’s Board of Directors.  These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral).  The Fund will not lend portfolio securities to the Adviser, any Sub-Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder.  Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the current market value of the loaned domestic securities (105% of loaned foreign securities) by marking to market daily.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.  The Fund does not have the right to vote loaned securities.  The Fund will attempt to call all loaned securities back to permit the exercise of voting rights on material matters, if time and jurisdictional restrictions permit.  There is no guarantee that all loans can be recalled.

Short Sales.  As consistent with the Fund’s investment objectives, the Fund may engage in short sales that are either “uncovered” or “against the box.”  A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.  A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position.

Structured Securities.  The Fund may invest in structured securities to the extent consistent with its investment objective.  The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment.  Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference.  Consequently, structured securities may entail a greater degree of market risk than other types of securities.  Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

U.S. Government Securities.  The Fund may invest in U.S. government securities.  Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance.  U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.  Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury.  Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law.  U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

See “Mortgage-Backed Securities” above for additional information about the September 7, 2008 federal takeover of Fannie Mae and Freddie Mac.

•                  U.S. Treasury Obligations.  U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•                  Receipts.  Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank.  The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury.  Receipts are sold as zero coupon securities.

•                  U.S. Government Zero Coupon Securities.  STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons.  Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes.  Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.  Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•                  U.S. Government Agencies.  Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.  Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity.  Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise noted, the Fund’s investment goals and strategies described in the Prospectus may be changed by the Company’s Board of Directors without the approval of the Fund’s shareholders.

The Fund may not:

1.                            Borrow money except that (a) the Fund may borrow from banks or through reverse repurchase agreements in amounts up to 331/2% of the value of its total assets (including the amount borrowed); and (b) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings. For purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

2.                            Issue senior securities as defined in the 1940 Act, except as permitted by rule, regulation or order of the SEC;

3.                            Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.                            Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.                            Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

6.                            Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

7.                            Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; or

8.                            Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations.  These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.  The Fund may not:

1.                            Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.                            Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts or other derivative instruments, including foreign exchange forward contracts, shall not constitute purchasing securities on margin; or

3.                            Pledge, mortgage or hypothecate assets, except as permitted by the 1940 Act.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Pursuant to orders issued by the SEC to ETFs and procedures approved by the Board, the Fund may invest in ETFs in excess of the limits of the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser, any Sub-Adviser or their affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.  None of the Fund, the Adviser, or any Sub-Adviser has obtained such an exemptive order.

Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days (not including Sundays and holidays).

The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted fundamental policies that would permit direct investment in commodities.

Any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, short sales and other similar instruments, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Fund may pledge, mortgage or hypothecate assets to secure borrowings permitted by the Fund’s fundamental limitation on borrowing.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio holdings to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders.  The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund.  It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities.  As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include The Bank of New York Mellon, the custodian; BNY Mellon Investment Servicing (US) Inc., the administrator, accounting agent and transfer agent; PricewaterhouseCoopers, LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and Merrill Corporation, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.  Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information.  Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 15-day time lag.  The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings.  The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The Company’s Leadership Structure

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter.  The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of six Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Product Development, Executive, Nominating and Governance, Valuation and Regulatory Oversight Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 Age: 81	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	24	AMDOCS Limited (service provider to telecommunications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 Age: 76	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	24	None

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 Age: 47	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	24	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company)

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 Age: 71	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	24

Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices)

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 Age: 66	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	24	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 Age: 73	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	24	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

INTERESTED DIRECTORS(2)

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 Age: 53	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	24	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 Age: 76	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	24	Kensington Funds (registered investment company) (until 2009)

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 Age: 51	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 Age: 51	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Diane Drake 301 Bellevue Parkway Wilmington, DE 19809 Age: 47	Secretary	2014 to present	Since 2010, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); from 2008-2010 Vice President and Counsel, PNC.	N/A	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 Age: 54	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 Age: 55	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

* Each Director oversees twenty four portfolios of the Company that are currently offered for sale.

(1)                                 Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal.  The Board reserves the right to waive the requirements of the Policy with respect to an individual Director.  The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall and Sablowsky.  Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)                                 Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.”  Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.  Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.    Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Nusblatt has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee.  The Board has an Audit Committee comprised of three Independent Directors.  The current members of the Audit Committee are Messrs. Brodsky, Giordano and Chandler.  The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors.  The Audit Committee convened six times during the fiscal year ended August 31, 2014.

Contract Committee.  The Board has a Contract Committee comprised of one Interested Director and two Independent Directors.  The current members of the Contract Committee are Messrs. Chandler, Sablowsky, and Brodsky.  The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company.  The Contract Committee convened two times during the fiscal year ended August 31, 2014.

Executive Committee.  The Board has an Executive Committee comprised of one Interested Director and three Independent Directors.  The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky.  The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.  The Executive Committee did not meet during the fiscal year ended August 31, 2014.

Nominating and Governance Committee.  The Board has a Nominating and Governance Committee comprised only of Independent Directors.  The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano, and Reichman.  The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee care of the Company’s Secretary.  The Nominating and Governance Committee met one time during the fiscal year ended August 31, 2014.

Valuation Committee.  Effective January 1, 2014, the Board has a Valuation Committee comprised of one Interested Director and three officers of the Company.  Prior to January 1, 2014, the Company’s Valuation Committee was comprised only of officers of the Company.

The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shaw and Weiss.  The Valuation Committee is responsible for reviewing fair value determinations.  The Valuation Committee of the Board convened four times during the fiscal year ended August 31, 2014.

Regulatory Oversight Committee.  The Board has a Regulatory Oversight Committee comprised of two Interested Directors and three Independent Directors.  The current members of the Regulatory Oversight Committee are Messrs. Carnall, Nusblatt, Reichman, Sablowsky and Straniere.  The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company.  The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2014.

Product Development Committee.  The Board has a Product Development Committee comprised of two Interested Directors and one Independent Director.  The current members of the Product Development Committee are Messrs. Reichman, Sablowsky and Nusblatt.  The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company and evaluates the Company’s current investment advisers and investment products.  The Product Development Committee convened two times during the fiscal year ended August 31, 2014.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios in the Company (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2013:

Name of Director	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Julian A. Brodsky	None	Over $100,000
J. Richard Carnall	None	$10,001-$50,000
Gregory P. Chandler	None	None
Nicholas A. Giordano	None	$10,001-$50,000
Arnold M. Reichman	None	Over $100,000
Robert A. Straniere	None	$1-$10,000
INTERESTED DIRECTORS
Jay F. Nusblatt	None	None
Robert Sablowsky	None	Over $100,000

* The Fund has not commenced operations as of the date of this SAI.

Directors’ and Officers’ Compensation

Effective January 1, 2014, the Company pays each Director, except Jay Nusblatt (who is not compensated by the Company for his service on the Board), a retainer at the rate of $35,000 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically.  From January 1, 2012 to December 31, 2013, the Company paid each Director (except Mr. Nusblatt) a retainer at the rate of $27,500 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically.  From February 1, 2010 to December 31, 2011, the Company paid each Director a retainer of at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors and Committee meeting attended in person and $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically.  The Chairman of the Board receives an additional fee of $17,500 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services.  From February 2, 2010 to December 31, 2011, the Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof.  The Company also compensates its President and Chief Compliance Officer for his services to the Company.  For the fiscal year ended August 31, 2014, each of the following members of the Board of Directors and the President, Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from Fund*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
FISCAL YEAR ENDED AUGUST 31, 2014
Independent Directors:
Julian A. Brodsky, Director	N/A	N/A	N/A	$61,775.00
J. Richard Carnall, Director	N/A	N/A	N/A	$64,625.00
Gregory P. Chandler, Director	N/A	N/A	N/A	$71,625.00
Nicholas A. Giordano, Director	N/A	N/A	N/A	$70,625.00
Arnold M. Reichman, Director and Chairman	N/A	N/A	N/A	$82,125.00
Robert A. Straniere, Director	N/A	N/A	N/A	$60,625.00
Interested Directors:
Jay F. Nusblatt, Director	N/A	N/A	N/A	None
Robert Sablowsky, Director	N/A	N/A	N/A	$67,525.00
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	N/A	N/A	N/A	$339,996.00

* The Fund had not commenced operations as of the date of this SAI. Under current compensation arrangements, it is estimated that the Directors will receive the following compensation from the Fund for the fiscal period October 20, 2014 through August 31, 2015: Mr. Brodsky, $837; Mr. Carnall, $875; Mr. Chandler, $970; Mr. Giordano, $956; Mr. Reichman, $1,112; Mr. Straniere, $821; Mr. Nusblatt, $0; and Mr. Sablowsky, $914.

As of December 31, 2013, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Effective with the calendar year ending December 31, 2014, each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”).  Under the DC Plan, a compensated Director may elect to defer all or a portion of his compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company.  The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

CODE OF ETHICS

The Company, the Adviser and the Sub-Advisers have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund’s Sub-Advisers, subject to the Board’s continuing oversight.  In exercising its voting obligations, each Sub-Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund.  Each Sub-Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

Each Sub-Adviser will vote proxies in connection with securities in which the portion of the Fund’s assets allocated to the Sub-Adviser are invested, respectively, in accordance with its proxy policies and procedures, which policies and procedures or a summary thereof are included in Appendix B-G to this SAI.  The proxy policies of each Sub-Adviser differ.  If one or more Sub-Advisers each has responsibility for voting a particular proxy, it is possible that the Sub-Advisers will disagree on how to vote the proxy.

The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX.  The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-844-261-6482 or by writing to the Fund at: Altair Smaller Companies Fund, c/o BNY Mellon Investment Servicing (US) Inc., PO Box 9841, Providence, Rhode Island 02940.  The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund was not previously in operation and consequently, there are no shareholders as of the date of this SAI. As of October 9, 2014, Directors and officers as a group owned less than 1% of the outstanding shares of each fund of the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Altair Advisers LLC (“Altair” or the “Adviser”) is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940.  The Adviser was established in June 2002.  PHRM Investments LLC holds a controlling interest in the Adviser.

Advisory Agreement with the Company.  The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated as of October 17, 2014.

Subject to the supervision of the Company’s Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.  The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI.  The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.  As discussed further below, the Adviser has delegated responsibility for the investment of the assets of the Fund to Sub-Advisers.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion.  The Adviser does not receive a separate management fee from the Fund.  However, pursuant to the Advisory Agreement, the Adviser is entitled to receive reimbursement for out-of-pocket expenses it incurs in connection with its compliance monitoring of Fund trading, up to 0.01% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, litigation, extraordinary items, interest or taxes) exceeds 1.35% of the average daily net assets of the Fund.  This contractual limitation is in effect until at least October 20, 2015 and may not be terminated without Board approval. If at any time during the first three years the investment advisory agreement is in effect, the Fund’s Total Annual Fund Operating Expenses for that year are less than 1.35%, the Adviser may recoup any waived or reimbursed amounts from the Fund if such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Except as otherwise noted in the Advisory Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement.  The Fund bears all of its own expenses not specifically assumed by the Adviser.  General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable.  Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers.  Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the Fund’s investment advisory agreement will be available in the Fund’s first annual or semi-annual report to shareholders and may be obtained by calling 1-844-261-6482 or visiting the SEC’s website at www.sec.gov.

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund.  The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

INVESTMENT SUB-ADVISERS

Each Sub-Adviser shall, subject to the supervision and oversight of the Adviser, manage the investment and reinvestment of such portion of the assets of the Fund, as the Adviser may from time to time allocate to such Sub-Adviser for management.  For their services, each Sub-Adviser is entitled to receive a fee based upon a percentage of the Fund’s average daily net assets, which will be paid by the Fund and not by the Adviser.

The Fund and the Adviser have submitted an application with the SEC for an exemptive order with respect to the Fund that would permit the Adviser, without shareholder approval and subject to certain conditions, to terminate existing Sub-Advisers or hire new Sub-Advisers for the Fund, to materially amend the terms of particular agreements with Sub-Advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Directors and the Fund’s initial shareholder. Consequently, if approved by the SEC, under the exemptive order, the Adviser would have the right to hire, terminate and replace Sub-Advisers when the Board of Directors and the Adviser feel that a change would benefit the Fund. The exemptive order will enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.

The Adviser does not determine what investments will be purchased or sold for the Fund with respect to the portions of the Fund managed by the Sub-Advisers.  Because each Sub-Adviser manages its portion of the Fund independently from the others, the same security may be held in two or more different portions of the Fund or may be acquired for one portion at a time when a Sub-Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser or Sub-Advisers believe continued exposure to the broader securities market is appropriate. Because each Sub-Adviser directs the trading for its portion of the Fund and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Sub-Adviser were managing the Fund.

The current Sub-Advisers to the Fund are set forth below.

Sub-Advisers

Aperio Group, LLC (“Aperio”) Three Harbor Drive, Suite 315 Sausalito, CA 94965	Paul Solli, Patrick Geddes, Robert Newman, and Guy Arthur Lampard are managing members of Aperio.

Driehaus Capital Management LLC (“Driehaus”) 25 E Erie Street Chicago, IL 60611	Driehaus is majority-owned by Driehaus Capital Holdings LLC (“DCH”), an affiliated company. DCH is owned by entities related to Driehaus’ founder, Richard Driehaus, and certain key employees.

Granite Investment Partners, LLC (“Granite”) The Plaza at Continental Park 2121 Rosecrans Ave, Suite 2360 El Segundo, California 90245	Granite has no individuals or entities that are 25% or greater owners.

Pacific Ridge Capital Partners, LLC (“Pacific Ridge”) 4900 Meadows Road Suite 320 Lake Oswego, OR 97035	Pacific Ridge Holdings, LLC, a Nevada limited liability company, controls 25% or more of the voting interest in Pacific Ridge.

Pier Capital LLC (“Pier Capital”) 600 Summer Street, Suite 203 Stamford, CT 06901	Pier Capital is controlled by its founder, Jan Eric Parsons.

River Road Asset Management, LLC (“River Road”) 462 S 4th Street #1600 Louisville, KY 40202

Affiliated Managers Group, Inc., through its wholly-owned subsidiary, RRAM Acquisition, LLC, holds 25% or more of the voting interest in River Road.  Additionally, collectively certain employees of River Road hold 25% or more of the voting interest in River Road, but no one employee holds 25% or more of the voting interest individually.

Sub-Advisory Agreements with the Adviser.  Each of the Sub-Advisory Agreements provides that the Sub-Adviser will manage the investment and reinvestment of such portion of the assets of the Fund as the Adviser may from time to time allocate to the Sub-Adviser in accordance with the Fund’s objective, policies and restrictions and any investment guidelines established by the Adviser.  Each Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions.  The Sub-Advisers are required to furnish at their own expense all investment facilities necessary to perform its obligations under the Sub-Advisory Agreements.

Generally, each Sub-Advisory Agreement may be terminated without penalty by vote of the Company’s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Adviser immediately upon notice to the Sub-Adviser, and each such agreement terminates automatically in the event of an assignment (as defined in the 1940 Act).  Each Sub-Advisory Agreement also may be terminated by a Sub-Adviser upon 30 days’ written notice and automatically terminates upon termination of the Advisory Agreement.

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Altair

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of October 14, 2014.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Steven B. Weinstein	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	258	$4,052,999,995	0	$0
2. Jason M. Laurie	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	258	$4,052,999,995	0	$0
3. Bryan R. Malis	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	258	$4,052,999,995	0	$0
4. Michael J. Murray	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	258	$4,052,999,995	0	$0
5. Daniel L. Tzonev	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	258	$4,052,999,995	0	$0
6. Aaron D. Dirlam	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	258	$4,052,999,995	0	$0

Compensation.  The Adviser compensates the Fund’s portfolio managers for their management of the Fund.  Each of the portfolio manager’s compensation consists of a cash base salary and a bonus paid in cash that is based on overall profitability of the Adviser, and therefore in part based on the value of the Fund’s net assets and other client accounts they are managing.

Conflicts of Interests.  The Adviser provides investment management services to multiple clients with investment objectives and strategies that are similar as well as different than those of the Fund.  The Adviser’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The portfolio managers’ management of the Fund and other accounts may result in a portfolio manager devoting a disproportionate amount of time and attention to the management of the Fund or another account. Generally, the Adviser seeks to manage such competing interests for the time and attention of the portfolio managers. Although the Adviser does not track the time a portfolio manager spends on the Fund or other accounts, the Adviser does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts.

Aperio

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2014.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Patrick Geddes	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1705	$8,986M	0	$0
2. Ran Leshem	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1705	$8,986M	0	$0
3. Robert Tymoczko	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1705	$8,986M	0	$0

* Total assets under management for Aperio were approximately $8,986 million as of August 31, 2014.

Compensation.  Aperio compensates the Fund’s portfolio managers for their management of the Fund.  Aperio provides a competitive salary plus bonus system of compensation for all employees.  Bonus awards are highly dependent on firm profitability and individual contribution.  In addition, Aperio provides additional long term compensation for key staff members.  As an index shop, Aperio does not link compensation to portfolio performance.

Conflicts of Interests.  Aperio recognizes that conflicts of interest are an inherent part of the investment advisory business and has implemented policies and procedures in order to manage such conflicts and ensure that all clients of the firm are treated in a fair and equitable fashion.  Among other things, Aperio has adopted a Code of Ethics which governs employees’ personal investing activity and is designed to help employees comply with legal restrictions on personal investments while honoring their duties to Aperio’s clients.

Driehaus

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2014.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($ millions)**	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance ($ millions)**
1. Jeffrey James	Other Registered Investment Companies:	1	$105.8	0	$0
	Other Pooled Investment Vehicles:	4	$49.3	0	$0
	Other Accounts:	39	$676.5	2	$126.1
2. Michael Buck	Other Registered Investment Companies:	1	$104.0	0	$0
	Other Pooled Investment Vehicles:	4	$49.3	0	$0
	Other Accounts:	39	$676.5	2	$126.1

* Total assets under management for Driehaus were approximately $11,833 million as of August 31, 2014.

**Total assets under management numbers are estimated and unreconciled.

Compensation.  Driehaus compensates the Fund’s portfolio managers for their management of the Fund.  The portfolio managers are paid a fixed salary plus a bonus. They each receive bonuses which are based on a percentage of management fees paid by the registered investment companies and other accounts managed, as applicable. In addition, if performance exceeds certain percentile benchmarks when compared to its peer group (using Lipper rankings) and/or certain risk adjusted return formulas, they each earn a specified additional percentage of the management fees paid by the registered investment companies and other accounts managed. They also each receive a bonus based on a percentage of any performance-based fees paid by the registered investment companies and other accounts managed, if applicable. The assistant portfolio manager also receives a bonus based on a percentage of his salary, which has both subjective and objective components.

If Driehaus declares a profit sharing plan contribution, the portfolio managers also would receive such contribution. The portfolio managers are eligible to participate in an equity purchase plan available to certain key employees of Driehaus.  The portfolio manager is also eligible to participate in a deferred compensation plan.

Conflicts of Interests.  The portfolio managers may manage the assets of more than one registered investment company (for this section only, each a “Fund”), other pooled investment vehicles and/or other accounts (collectively, the “Accounts”) for Driehaus. Both clients and affiliated persons of Driehaus, including the portfolio managers, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for both a Fund and the Accounts (including another fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by a Fund or that a Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that a Fund pays for those securities or can realize upon sale, or on the ability of Driehaus to buy or sell the desired amount of such securities for a Fund at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are effected for a Fund. This presents a conflict between the interests of the Fund and the interests of the Accounts as well as the affiliates of Driehaus who invest in the Accounts.

Conflicts also may arise between the interests of a Fund and the interests of Driehaus and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to Driehaus, including performance-based compensation, at a higher rate than the rate of fees paid by the Fund. In addition, Driehaus’s affiliates, including the Fund’s portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over a Fund when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both a Fund and the Accounts or when making trading decisions.

Driehaus, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either a Fund or the Accounts. These policies and procedures include requirements that transactions by a Fund and the Accounts in the same securities that occur on the same day are average priced when feasible and allocated on a fair and equitable basis. In addition, Driehaus conducts periodic reviews of transactions in and holdings of the same or related securities by a Fund and the Accounts for compliance with the Driehaus’s policies and procedures.

Granite

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2014.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Jeffrey J. Hoo	Other Registered Investment Companies:	1	$44.2M	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	242	$136.5M	0	$0
2. Joshua D. Shaskan	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$35.4M	0	$0
	Other Accounts:	21	$41.1M	0	$0
3. Peter O. Lopez	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	6	$1.0M	0	$0

* Total assets under management for Granite were approximately $893 million as of August 31, 2014.

Compensation.  Granite compensates the Fund’s portfolio managers for their management of the Fund.  The portfolio managers’ compensation includes base compensation, revenue-based and performance-based compensation for each team (Small Cap and Large Cap) and, if principals, a profits interest in Granite.  The overall compensation structure is reviewed annually.  Portfolio managers, and other key investment personnel, have membership interests in Granite and are evaluated on an annual basis to determine additional allocations of membership interest. Such interests entitle the members to distribution of profits as well as certain liquidity features.  The interests effectively vest over a determined time period so as to provide a retention incentive.

This ownership feature is intended to create both stability and an entrepreneurial atmosphere at Granite.

Conflicts of Interests.  The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated, and they will generally be allocated pro rata in proportion to the size of the orders or redemptions placed.

Pacific Ridge

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2014.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Mark D. Cooper	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	11	$142	0	$0
	Other Accounts:	6	$65	0	$0
2. Dominic R. Marshall	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	11	$142	0	$0
	Other Accounts:	6	$65	0	$0

* Total assets under management for Pacific Ridge were approximately $207 million as of August 31, 2014.

Compensation.  Pacific Ridge compensates the Fund’s portfolio managers for their management of the Fund.  Each of the portfolio manager’s compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability of the Adviser and performance of the Fund, and therefore in part based on the value of the Fund’s net assets and other client accounts they are managing.

Conflicts of Interests.  The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated, and they will generally be allocated pro rata in proportion to the size of the orders or redemptions placed.

Pier Capital

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2014.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets		# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Jan Parsons	Other Registered Investment Companies:	***2	$	***239,622,610.53	1		$23,374,968.48
	Other Pooled Investment Vehicles:	1		$61,183,161.26	0		$0
	Other Accounts:	31		$370,316,283.81	**11	$	**96,467,431.80
2. Alexander Yakirevich	Other Registered Investment Companies:	***2	$	***239,622,610.53	1		$23,374,968.48
	Other Pooled Investment Vehicles:	1		$61,183,161.26	0		$0
	Other Accounts:	27		$367,776,181.67	**11	$	**96,467,431.80

* Total assets under management for Pier Capital were approximately $671.12 million as of August 31, 2014.

**Other accounts for performance fee calculations include individual participants in Pier’s Small Cap Growth Commingled fund offering.

***Includes a non-US Registered Investment Company

Compensation.  Pier Capital compensates the Fund’s portfolio managers for their management of the Fund.  Jan Parsons and Alexander Yakirevich receive a fixed salary based on tenure and experience from Pier Capital. In addition, as partners, both Mr. Parsons and Mr. Yakirevich receive a contracted percentage of equity distribution from Pier Capital.

Conflicts of Interests.  Jan Parsons and Alexander Yakirevich must adhere to policies and procedures adopted by Pier Capital designed to address any potential material conflicts of interest. For instance, all portfolio managers are responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate from such investment discipline when allocating resources. Additionally, the Sub-Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolio that is designed to provide a fair and equitable allocation. Equity Trader trades all accounts through a block trade and the average share price is prorated across all accounts.

River Road

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2014.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in millions)
1. James C. Shircliff	Other Registered Investment Companies:	6	$1,993	0	$0
	Other Pooled Investment Vehicles:	25	$2,434	0	$0
	Other Accounts:	144	$2,961	2	$469
2. Andrew Beck	Other Registered Investment Companies:	3	$602	0	$0
	Other Pooled Investment Vehicles:	3	$345	0	$0
	Other Accounts:	43	$951	1	$62
3. J. Justin Akin	Other Registered Investment Companies:	3	$602	0	$0
	Other Pooled Investment Vehicles:	3	$345	0	$0
	Other Accounts:	39	$945	1	$62

* Total assets under management for River Road were approximately $8,472 million as of August 31, 2014.

Compensation.  River Road compensates the Fund’s portfolio managers for their management of the Fund.  Compensation for portfolio managers includes an annual fixed base salary and a potential performance-based bonus.  In addition, all portfolio managers are shareholders in the firm and have signed long-term employment agreements.

Conflicts of Interests.  Portfolio managers at River Road may manage one or more mutual funds as well as other types of accounts, including separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, River Road monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics. River Road has a fiduciary responsibility to all of the clients for which it manages accounts. River Road seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. River Road has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

Fund Shares Owned by Portfolio Managers.

As of the date of this SAI, no shares of the Fund were outstanding and the Fund’s portfolio managers did not own any shares of the Fund.

ADMINISTRATION AND ACCOUNTING AGREEMENT

BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), 301 Bellevue Parkway, Wilmington, Delaware 1980, serves as administrator to the Fund pursuant to administration and accounting services agreements with respect to the Fund (the “Administration Agreements”).  BNY Mellon has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund.  In addition, BNY Mellon has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.  The Administration Agreement provides that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For its services to the Fund, BNY Mellon is entitled to receive a fee calculated at an annual rate of :

•                                          .060% of the Fund’s first $250 million of average daily net assets;

•                                          .050% of the Fund’s next $250 million of average daily net assets;

•                                          .040% of the Fund’s next $250 million of average daily net assets; and

•                                          .030% of the Fund’s average daily net assets in excess of $750 million.

The minimum monthly fee is $5,833 per month, exclusive of Rule 38a-1 base compliance support services fees, costs of obtaining independent security market quotes, data repository and analytics suite access fees and out-of-pocket expenses.

The Administration Agreement provides that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a regulatory administration services agreement with BNY Mellon.  Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company.  These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration.  BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company.

CUSTODIAN AGREEMENT

The Bank of New York (the “Custodian”), One Wall Street, New York, New York 10286, is custodian of the Fund’s assets pursuant to a custodian agreement dated July 19, 2011.  Under the Custodian Agreement, the Custodian:  (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio investments on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio investments; and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations.  The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any affiliate, sub-custodian or domestic sub-custodian.  The Fund has made arrangements with BNY Mellon Investment Servicing Trust Company to serve as custodian for Individual Retirement Accounts (“IRAs”).  For its services to the Fund under the Custodian Agreement, the Custodian receives a fee, calculated daily and payable monthly, based on the Fund’s average gross assets calculated daily and payable monthly, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

TRANSFER AGENCY AGREEMENT

BNY Mellon also serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which BNY Mellon:  (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund.  BNY Mellon may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any affiliate. For its services to the Fund under the Transfer Agency Agreement, BNY Mellon receives an annual fee based on the number of accounts in the Fund, subject to a minimum monthly fee payable monthly on a pro rata basis, and also receives reimbursement of its out-of-pocket expenses.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program.  The Company pays an annual fee based on the number of open accounts in each portfolio of the Company.  In addition, BNY Mellon provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

The Fund will pay BNY a fee for each customer verification and a monthly fee for each record result maintained.

DISTRIBUTION AGREEMENT

Foreside Funds Distributors LLC (“Foreside Distributors” or the “Distributor”), whose principal business address is 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, serves as the underwriter to the Fund pursuant to the terms of a distribution agreement, effective as of April 1, 2012, as supplemented (the “Distribution Agreement”). Foreside Distributors is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).  Foreside Distributors is not affiliated with the Company, the Adviser, or any other service provider for the Fund.

Foreside Distributors may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund.  With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than Foreside Distributors, typically enter into such agreements.  These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than Foreside Distributors.  These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary.  The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary.  Foreside Distributors does not receive compensation from the Fund for its distribution services.  However, the Adviser pays Foreside Distributors a fee for certain distribution-related services.

FUND TRANSACTIONS

Subject to policies established by the Board of Directors and applicable rules, the Adviser and Sub-Advisers are responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund.  In executing portfolio transactions, the Adviser and Sub-Advisers seek to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved.  While the Adviser and Sub-Advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser and Sub-Advisers may place a combined order for two or more accounts they manage, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser, the Sub-Advisers and the Company’s Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser and Sub-Advisers believe that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. There were no securities held by the Fund of its regular broker-dealers as of the end of the most recent fiscal year as the Fund had not commenced operations.

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s Adviser and Sub-Advisers may select a broker based upon brokerage or research services provided to the Adviser or applicable Sub-Adviser. The Adviser and Sub-Advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits an investment adviser or sub-adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, certain Sub-Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the applicable Sub-Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the applicable Sub-Advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under its Sub-Advisory Agreement. Any advisory or other fees paid to the Sub-Advisers are not reduced as a result of the receipt of research services.

In some cases a Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the applicable Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the applicable Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Adviser faces a potential conflict of interest, but each applicable Sub-Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser and Sub-Advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire.  The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV.  If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.  A shareholder will also bear any market risk or tax consequences as a result of a payment in securities.  The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.  A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Purchase Information

If shares of the Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent.  Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.  The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

Subject to approval by the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments.  This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used.  All cash, receivables, and current payables are carried on the Fund’s books at their face value.  Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning.  Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations,

as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and such changes or decisions may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.  As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders.  To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements.  If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.  If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Fund may invest in commodity-linked derivative instruments, such as commodity-linked structured notes, commodity-linked securities and other derivative instruments that provide exposure to commodity markets.  The Fund has not obtained a ruling from the IRS that these investments will be treated as securities for purposes of the income and diversification tests described above.  The Fund intends to limit its investment in these instruments so that they give rise to less than 10% of its income each year and comprise less than 50% of its assets at the close of each quarter of its taxable year.  If the Fund were to fail to limit these investments, and if the investments were determined not to be securities for purposes of the income and diversification tests, the Fund could fail to qualify as a regulated investment company.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each calendar year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain.  Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 81.973 billion shares have been classified into 153 classes, however, the Company only has 26 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund.  Shares of the Company do not have preemptive or conversion rights.  When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law.  The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors.  To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law.  Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter.  Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio.  Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio.  However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio.  Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held.  Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks — Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” — Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial,

or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” — An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” — A “CCC” rating indicates that substantial credit risk is present.

“CC” — A “CC” rating indicates very high levels of credit risk.

“C” — A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” — Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•                                          Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                                          Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” — A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels — “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” — Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” — Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B
SUMMARY OF PROXY VOTING POLICY OF APERIO GROUP, LLC

Aperio Group’s policy is to vote proxies for clients, unless directed otherwise by the client in writing.  Aperio Group votes proxies consistent with what the Firm determines is in best interest of Aperio Group’s clients.  Aperio Group will generally cast proxy votes in favor of proposals that increase shareholder value and will generally be cast against proposals having the opposite effect.

In cases where a client requests us to vote in a specific way on a particular company issue, Aperio Group will vote that client’s proxies in accordance with their specific instructions.

Aperio Group offers specific strategies related to Socially Responsive Investing (SRI).  Proxies for those clients are voted using specific SRI proxy voting criteria provided by a third party service provider and may differ from votes cast for other clients’ portfolios managed by Aperio.

Aperio Group may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed Aperio Group that it wishes to retain the right to vote the proxy, Aperio Group will instruct the custodian to send the proxy material directly to the client, 2) where Aperio Group deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with Aperio Group, or 4) where a proxy is received for a security Aperio Group no longer manages (i.e. the Adviser had previously sold the entire position).

A client may request a complete copy of our current Proxy Voting Policies and Procedures and voting guidelines and/or information on how we have voted proxies for their account(s) by contacting Aperio Group by phone at 415-339-4300 or e-mail at operations@aperiogroup.com.

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APPENDIX C
SUMMARY OF PROXY VOTING POLICY OF
DRIEHAUS CAPITAL MANAGEMENT, LLC

For those clients for whom Driehaus Capital Management LLC (“DCM”) has undertaken to vote proxies, DCM retains the final authority and responsibility for such voting.  On behalf of our valued clients, DCM (i) provides the client with this written summary of its proxy voting policy and the complete proxy voting policy upon request; (ii) discloses to the client how to obtain voting information; (iii) applies the proxy voting policy consistently; (iv) documents the reasons for voting; (v) maintains records of voting activities for clients and regulating authorities; and (vi) votes securities based on a pre-determined voting policy, based on the recommendations of an independent third-party to avoid conflicts of interest with DCM.

In order to facilitate this proxy voting process, DCM has retained ISS Governance Services, a direct wholly-owned subsidiary of MSCI Inc. (“ISS”) to provide in-depth proxy research, vote recommendations and execution, and the record keeping necessary for the appropriate management of a client account.  ISS is an investment adviser that specializes in providing a variety of fiduciary-level services related to proxy voting.  DCM has ascertained that ISS has the capacity and competency to analyze proxy issues, make vote recommendations in an impartial manner and in the best interests of DCM’s clients.  The default choice used by DCM for ISS recommendations is the ISS U.S. Policy for its domestic client accounts and the applicable international policy for its international client accounts.  Clients may choose another policy, such as the ISS Socially Responsible Investment (SRI) Policy, as appropriate.  In addition to analyses, ISS delivers to DCM voting reports that reflect voting activities for DCM’s clients, enabling the clients to monitor voting activities performed by DCM.

DCM’s proxy voting policy sets forth the general voting guidelines that ISS follows on various types of issues when there are no company-specific reasons for voting to the contrary.  In making the proxy voting decision, there are two overriding considerations: first, the economic impact of the proposal; and second, the best interest impact of a proposal if it were to pass or not pass, as the case may be.  ISS performs company-by-company analysis, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine.  Each issue is considered in the context of the company under review.  DCM generally follows ISS’s recommendations and does not use its discretion in the proxy voting decision.  For this reason, client proxies are voted in the clients’ best interests, in accordance with a predetermined policy based upon recommendations of an independent third party, and are not affected by any potential or actual conflict of interest of DCM.  In addition, DCM annually, and more frequently if necessary, reviews ISS’s policies and procedures regarding any potential conflicts of interest when making vote recommendations to determine if ISS is acting impartially.

Clients who are interested in obtaining information from DCM on how their securities were voted may contact the Relationship Management Department at 1-800-688-8819.  In addition, the Relationship Management Department mails to each client an annual record of all proxies voted on behalf of that client.  Clients may also contact the Relationship Management Department if they wish to receive a copy of DCM’s complete proxy voting policy.

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APPENDIX D
SUMMARY OF PROXY VOTING POLICY OF
GRANITE INVESTMENT PARTNERS, LLC

Granite votes proxies on behalf of its Clients when authorized to do so.  In general, Clients delegate the responsibility of voting proxies to Granite.  However, a Client may reserve the authority to vote proxies for itself.  When granted proxy voting authority, Granite will vote such securities for the exclusive benefit and in the best economic interest of those Clients and their beneficiaries as determined by Granite in good faith, subject to any restrictions or directions from a Client.  Such voting responsibilities are exercised in accordance with the applicable provisions of the Investment Advisers Act of 1940, as amended, as well as with Granite’s fiduciary duties under applicable law to act in the best interests of its Clients.

Granite has contracted with Broadridge Financial Solutions and utilizes their Proxy Edge® platform (“ProxyEdge”).  ProxyEdge will provide proxy voting support with regard to casting votes and keeping voting records.  ProxyEdge will vote proxies it receives from the Custodian(s) on behalf of Granite.  However, proxies not received in a timely manner may not be voted.  Under the terms of its arrangement with ProxyEdge, Granite will generally follow the Glass Lewis recommendations.  However, certain clients may use the socially responsible guidelines which may cause those clients to vote differently than other clients.

Granite can instruct ProxyEdge to vote either for or against a particular type of proposal or Granite can instruct ProxyEdge to seek instruction with respect to that particular type of proposal from Granite on a case-by-case basis.  ProxyEdge receives proxy statements where Granite is authorized to vote and sorts the proposals according to Granite’s voting instructions.  Proposals for which a voting decision has been pre-determined are automatically voted by ProxyEdge pursuant to voting instructions.  Case-by-case decisions are generally made by the PMs.  All voting records where Granite retains proxy voting authority are maintained by ProxyEdge, except that Granite will maintain copies of any document created by Granite that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

While how best to vote a proxy to maximize shareholder value may not be clear or be able to be decided with certainty, the policies are intended to provide guidance so that it acts in a manner it deems to be prudent and diligent and which is intended to enhance the economic value of the Client’s assets.  A copy of Granite’s proxy voting guidelines is available upon request.

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APPENDIX E
PROXY VOTING POLICY OF
PACIFIC RIDGE CAPITAL PARTNERS, LLC

Pacific Ridge Capital Partners, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients.  Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices.  Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser has proxy voting authority.

Responsibility

The Chief Compliance Officer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Pacific Ridge Capital Partners, LLC has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•                  All employees will forward any proxy materials received on behalf of clients to the proxy voting department;

•                  Absent material conflicts, the Portfolio Manager in charge of the stock will vote the proxy with applicable voting guidelines, sign and return the in a timely and appropriate manner to the proxy voting team who will then place the votes via electronic means.

Disclosure

Pacific Ridge Capital Partners, LLC will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Pacific Ridge Capital Partners, LLC voted a client’s proxies, and that clients may request a copy of the firm’s proxy policies and procedures.

The Chief Compliance Officer will also send a copy of this summary to all existing clients who have previously received Pacific Ridge Capital Partners, LLC’s Disclosure Document; or the Chief Compliance Officer may send each client the amended Disclosure Document.

Client Requests for Information

•                  All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Compliance Officer.

•                  In response to any request, the Chief Compliance Officer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Pacific Ridge Capital Partners, LLC voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•                  In the absence of specific voting guidelines from the client, Pacific Ridge Capital Partners, LLC will vote proxies in the best interests of shareholders. Pacific Ridge Capital Partners, LLC’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client.  Clients are permitted to place reasonable restrictions on Pacific Ridge Capital Partners, LLC’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•                  Pacific Ridge Capital Partners, LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

•                  Generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

•                  In reviewing proposals, Pacific Ridge Capital Partners, LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

•                  Pacific Ridge Capital Partners, LLC will abstain from any advisory proxy items regarding executive compensation or the frequency of the vote on executive compensation.

•                  Pacific Ridge Capital Partners, LLC does not vote proxies relating to any cash vehicles (i.e. Sweep funds, cash accounts and daily cash mutual funds) held by and chosen by clients.

•                  Pacific Ridge Capital Partners, LLC will vote against any proxy items allowing board members to vote in their discretion on unspecified business that may properly come before the shareholders meeting.

Conflicts of Interest

•                  Pacific Ridge Capital Partners, LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Pacific Ridge Capital Partners, LLC with the issuer of each security to determine if Pacific Ridge Capital Partners, LLC or any of its employees has any financial, business or personal relationship with the issuer.

•                  If a material conflict of interest exists, the Chief Compliance Officer will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•                  Pacific Ridge Capital Partners, LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

The Chief Compliance Officer shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•                  These policies and procedures and any amendments;

•                  Each proxy statement that Pacific Ridge Capital Partners, LLC receives;

•                  A record of each vote that Pacific Ridge Capital Partners, LLC casts;

•                  Any document Pacific Ridge Capital Partners, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Chief Compliance Officer or proxy committee, if applicable.

•                  A copy of each written request from a client for information on how Pacific Ridge Capital Partners, LLC voted such client’s proxies, and a copy of any written response.

In the event PRCP retains the research, voting and/or recordkeeping services of an outside proxy firm, PRCP will tailor its proxy policy and procedures to be consistent with the services received and the firm’s actual proxy handling and voting processes.

APPENDIX F
PROXY VOTING POLICY OF
PIER CAPITAL, LLC

This statement sets forth the Firm’s policy with respect to the exercise of voting authority in connection with proxy proposals, amendments, consents, corporate actions, class action participation (“Proxy Discretion”) with respect to securities held by the Firm’s Clients.

The Advisers Act requires the Firm to, at all times, act in the best financial interest of the Clients. To this end, the Firm has adopted and implemented these Proxy Policies and Procedures which are designed to result in voting proxies for the benefit of Clients in order to enhance the value of the securities in Client portfolios. The financial interest of the Clients is the primary consideration when exercising Proxy Discretion taking into account the surrounding facts and circumstances as more fully set forth herein.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm considers it to be our fiduciary duty to preserve and protect the assets of the Clients, including exercising Proxy Discretion, for their benefit. Accordingly, it is Firm policy to exercise Proxy Discretion in a prudent and diligent manner and to base decisions on our reasonable judgment of what will serve the best financial interest of the Clients, after taking into account relevant factors, including, among others,:

•              Impact on the value of the securities

•              Anticipated costs and benefits associated with the proposal

•              Effect on liquidity

•              Customary industry and business practices

In those cases where a Client is deemed to be “plan assets”, the beneficial owners of the security are deemed to be the participants in the employee benefit plans for which we act as investment manager. In those cases where securities are on loan, the Firm as the lender cannot and does not exercise Proxy Discretion for such securities.

There is no per se rule regarding what is a correct decision when exercising Proxy Discretion. Accordingly, as in other areas relating to prudent investing, our decision is based on our good faith analysis and judgment in the context of the surrounding facts and circumstances in question. In determining our vote, however, we will not and do not subordinate the financial interests of our Clients to any other entity or interested party.

At times, conflicts may arise between the interest of the Clients on the one hand, and the interests of the Firm on the other hand. Examples of conflicts of interest include:

•                                          The Firm manages a pension plan or assets for a company that is also soliciting proxies.

•                                          The Firm has a material business relationship with a proponent of a proxy proposal.

•                                          The Firm or any of its principals or employees have a personal relationship with participants in a proxy contest.

If the Firm has determined that it has or may be perceived to have a conflict of interest when voting a proxy, the Firm will address matters involving such a conflict of interest as follows:

1.                                      If the proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies.

2.                                      If the Firm believes it is in the best economic interests of the Clients to depart from such policies, the Firm may depart from such policies, provided that, (a) it has documented its rationalization for such vote, and (b) consulting with the Compliance Officer who will advise as to a reasonable resolution of the conflict.

We will use commercially reasonable efforts to determine whether a potential conflict exists based on current known facts and circumstances. Any consideration received in connection with the exercise of Proxy Discretion belongs to the relevant Client and will not be retained by Firm, its employees, or affiliates.

The Compliance Officer/Chief Compliance Officer is responsible for the administration of Proxy Discretion and the actual voting of the proxies in an accurate and timely manner. The PM or his designee is responsible for making all proxy voting decisions in accordance with these policies and procedures. In this capacity, the Compliance Officer/Chief Compliance Officer is responsible for and performs the following functions:

•                                          Receive proxy materials or notices from prime brokers

•                                          Determine the number of shares held by Clients as of the record date

•                                          Exercise Proxy Discretion consistent with this policy on routine matters or consult with the PM or his designee for decision on non-routine matters

•                                          Record the Proxy Discretion decision

•                                          When relevant, record the rationale provided by the PM or his designee and

•                                          When requested, provide Clients with a report of Proxy Discretion exercised with respect to their positions

In order to facilitate the proxy voting process, Pier has engaged ADP, an independent proxy voting service (the “Proxy Service”) to vote proxies for the Funds on Pier’s behalf. The Proxy Service allows Pier to vote according to our guidelines as set forth and review reports indicating how individual votes have been cast. The Proxy Service does not automatically cast votes for Pier. Pier must enter its vote into the Proxy Service system. The Proxy Service then casts the vote on Pier’s behalf.

To facilitate the timely and complete administration of proxies, the Firm has developed the following standing instructions for the exercise of Proxy Discretion which it believes is in the best economic interest of the Clients.

Unless otherwise advised by the portfolio manager, all proxies will be voted in accordance with the recommendations of management unless in the portfolio manager’s opinion such recommendation is not in the best financial interest of the Clients. This standing instruction is consistent with Firm’s investment process which generally evaluates the quality and commitment of management.

We may abstain from voting if we conclude that the effect on a Client’s economic interests or the value of the portfolio holding is insignificant or indeterminable. In making such a decision, the Firm may consider various factors including, (i) costs associated with exercising Proxy Discretion (e.g., translation or travel expenses) and (ii) potential legal restrictions on trading resulting from the exercise of Proxy Discretion. The firm will not abstain or decide not to vote a proxy if the Client constitutes a Plan.

In the case of social or political responsibility, we believe social and political issues do not enhance shareholder value and generally abstain or vote against such proposals.

The Firm will disclose in Part II of its Form ADV that a copy of this proxy policy is available and will provide details and contact information in order to direct such requests to the appropriate source. Further, the ADV disclosure will also contain a summary of these policies and procedures and will be updated as necessary to reflect changes.

We maintain the records required to be maintained by the Firm with respect to proxies in accordance with the Advisers Act, generally for a period of five years in an easily accessible place, the first two years in a Firm office. For proxies, we will maintain or have available to us,

•                                          Written or electronic copies of each proxy statement,

•                                          Record of each proxy voting decision,

•                                          Documents, if any, regarding decisions that were material in making the voting decision, and

•                                          A copy of each written request from a Client or investor/limited partner for proxy voting information and our written response.

We may but need not retain proxy statements that we received regarding Client securities to the extent that such proxies are available on the SEC’s EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

We shall from time to time review these policies and procedures and may adopt changes based upon our experience, evolving industry practice and developments in applicable laws and regulations. Unless otherwise agreed to with a Client, we may change these proxy voting policies and procedures from time to time without notice to or approval by any Client.

Clients may request a current version of our proxy policies and procedures as well as information as to how the Firm voted proxies or corporate actions for their respective portfolios by contacting Pier’s Compliance Officer at 203-425-1442. Such copies are provided at no charge and may be delivered electronically in the discretion of the Firm.

APPENDIX G
PROXY VOTING POLICY OF
RIVER ROAD ASSET MANAGEMENT LLC

PROXY VOTING

Policy

River Road exercises discretionary voting authority over proxies issued on securities held in client accounts unless the client has explicitly reserved voting authority.  Our policy and practice includes the responsibility to receive and vote client proxies, mitigate any potential conflicts of interest, make information available to clients about the voting of proxies for their portfolio securities, and maintain required records.  River Road, as a matter of policy and as a fiduciary to our clients, votes proxies for client securities consistent with the best economic interests of the clients.  River Road engages a third-party voting agent, Glass Lewis & Co. (“Glass Lewis”), to help discharge its duties.

Background

Registered investment advisers that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to do the following:

•                                          Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;

•                                          Disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; and

•                                          Describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients.

Advisers also must maintain certain records relating to proxy voting activities.  See Books and Records.

Responsibility

The Proxy Voting Policy Committee, the Proxy Voting Procedure Committee, and the Compliance Department are responsible for implementing and monitoring this policy.

Procedure

River Road has adopted the following procedures to implement and monitor the firm’s policy:

Proxy Committees:

River Road established two proxy committees to oversee proxy voting activities.

The Proxy Voting Policy Committee is responsible for establishing voting guidelines and reviewing special issues. The Committee consists at a minimum of the Chief Investment Officer, the Director of Research, the Chief Compliance Officer, and a Compliance Department proxy designee (“Proxy Designee”).  The Committee meets annually to review Glass Lewis’ proxy voting guidelines. The Committee must determine and document where River Road disagrees with the agent’s guidelines, if at all, and determine necessary action, if any.  The Committee is responsible for adopting the final voting guidelines.  The minutes from the meeting will be distributed to the investment team (as necessary) for their reference as they make voting decisions throughout the year.  Meetings may be called by any Committee member throughout the year, based on issues that arise.

The Proxy Voting Procedure Committee is responsible for operational and procedural aspects of the proxy voting process. The Committee consists at a minimum of the Chief Compliance Officer and the Proxy Designee.  The Committee meets annually to review operational or procedural issues related to the proxy process.  Meetings may be called by any Committee member throughout the year, based on issues that arise.

Voting Agent:  Glass Lewis performs the following services:

•                                          provides analysis of proxy proposals,

•                                          tracks and receives proxies for which River Road clients are entitled to vote,

•                                          votes the proxies as directed by River Road, and

•                                          compiles and provides client voting records.

Voting Process:

The Proxy Designee coordinates the proxy voting process.  The steps for reviewing and submitting votes are as follows:

•                                          The Proxy Designee reviews the Glass Lewis web-based system on at least a weekly basis for upcoming meetings.

•                                          The Proxy Designee reconciles the number of ballots reflected by Glass Lewis to River Road’s records and reports any discrepancies to Glass Lewis for follow up. River Road makes its best efforts to ensure that all shares are voted.  However, issues with receiving ballots from client custodians may prevent voting for a particular account.  River Road continues to follow up with Glass Lewis and the custodian where necessary until issues are resolved.

•                                          If the policy recommendation and the management recommendation for all votes on a ballot are the same, the Proxy Designee will vote accordingly.

•                                          If the policy recommendation and management recommendation are different for a particular vote, the Proxy Designee distributes Glass Lewis’ proxy paper for the upcoming meeting to the appropriate member of the investment team.  The investment team member (in consultation with the portfolio manager) is responsible for reviewing the proxy paper and making the appropriate vote decision based on this policy and the Proxy Voting Policy meeting minutes.  Where the investment team member decides to vote differently from the policy recommendation, they must document the investment rationale.  The Proxy Designee then obtains prior approval from the Chief Compliance Officer, the Compliance Manager, or their designee before submitting the vote decision.

Client Direction:  River Road’s policy is to vote all proxies the same way for each client. Clients are permitted to place reasonable restrictions on River Road’s voting authority by providing their own voting guidelines.  If clients provide River Road with their voting guidelines and River Road accepts them, River Road will instruct the voting agent to vote proxies pursuant to the client guidelines.

Conflicts of Interest:  River Road has eliminated most conflicts of interest by using an independent third party (Glass Lewis) that votes pursuant to the guidelines adopted by the Proxy Voting Policy Committee or in accordance with River Road’s direction after following this process.  In cases where River Road believes there may be an actual or perceived conflict of interest, River Road requires additional steps that may include the following:

•                                          documenting the potential conflict of interest,

•                                          obtaining the prior approval of the Chief Investment Officer and CCO,

•                                          obtaining Committee review or approval,

•                                          deferring to the voting recommendation of a third party,

•                                          voting pursuant to client direction (following disclosure of the conflict),

•                                          abstaining from voting,

•                                          voting reflectively (in the same proportion and manner as other shareholders), or

•                                          taking such other action as necessary to protect the interests of clients.

River Road will maintain a record of the voting resolution of any conflict of interest.

Securities Lending:  Where clients have implemented securities lending programs, River Road will be unable to vote proxies for securities on loan unless it issues instructions to the client custodian to callback the securities prior to record date. River Road typically does not instruct custodians to callback securities.

Disclosure and Client Requests for Information:  River Road discloses a summary of this policy and information on how clients may obtain a copy of this policy and records of how River Road voted securities for their accounts in Form ADV Part 2A.  Employees that receive a client request for information regarding proxy votes or policies and procedures must forward such request to the Compliance Department where necessary.  The Compliance Department is responsible for gathering the relevant information.

Testing:  The Compliance Department typically performs a monthly review of reconciliations and proxy voting records to ensure the process is being followed.

Version Reference

Version Date	Description of Changes
01/01/2012	Content and Format Changes